UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

Ra Medical Systems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a‑6(i)(1) and 0‑11.

1670 Highway 160 West

Suite 205, Fort Mill, SC 29708

(973)-691-2000

To our Stockholders:

We are pleased to invite you to attend the special meeting of stockholders (the “Special Meeting”) of Ra Medical Systems, Inc. (the “Company”), to be held on Tuesday, March 21, 2023 at 9:00 a.m. Eastern Standard Time, or at any adjournment or postponement thereof. Earlier this year, we completed our merger with Catheter Precision, Inc. (“Catheter”) and conducted financings to raise capital for our business. Following the merger, our business is now focused in the field of cardiac electrophysiology, and our primary product, the View into Ventricular Onset System or VIVO™ System (“VIVO” or “VIVO System”), is a software based non-invasive imaging system for use by cardiac electrophysiology specialists to enhance their ability to diagnose and treat cardiac arrhythmias by offering 3D cardiac mapping.

At the Special Meeting, you will be asked to approve a number of proposals, including proposals to approve potential issues of common stock related to the merger and financing transactions referenced above. The Special Meeting will be a virtual meeting of stockholders. You are invited to attend and vote your shares at the Special Meeting live via internet webcast so long as you register to attend the Special Meeting at www.proxydocs.com/RMED by 11:59 p.m. _____ time on ____, ______, 2023 (the “Registration Deadline”). Questions will need to be submitted prior to the Special Meeting. To submit questions, please visit www.proxydocs.com/RMED. You will not be able to attend the Special Meeting in person. At this year’s Special Meeting, our stockholders will be asked the following:

•

To approve, in accordance with NYSE American Company Guide Section 713(a), the issuance of more than 19.99% of our outstanding common stock, par value $0.0001 per share (“Common Stock”) upon the exercise of our Series E Common Stock Purchase Warrants, with the right for such potential exercise to occur immediately following the date upon which our stockholders approve this proposal (the “Warrant Exercise Proposal” or “Proposal No. 1”);

•

To approve, in accordance with NYSE American Company Guide Section 713(a), the issuance of more than 19.99% of our outstanding common stock, par value $0.0001 per share (“Common Stock”) (a) in connection with our sale of Class A units, which contain shares of common stock and Series F and G Common Stock Purchase Warrants, and Class B units, which contain shares of Series A Convertible Preferred Stock and Series F and G Common Stock Purchase warrants, and (b) upon the exercise of the Series F and G Common Stock Purchase Warrants and conversion of Series A Convertible Preferred Stock, with the right for such potential exercise or conversion to occur immediately following the date upon which our stockholders approve this proposal (the “Unit Securities Issuance, Exercise and Conversion Proposal” or “Proposal No. 2”);

•

To approve, in accordance with NYSE American Company Guide Section 712(b), the issuance of the Common Stock upon conversion of the Company’s Series X Convertible Preferred Stock, par value $0.0001 per share, which shares of Series X Convertible Preferred Stock were issued upon the closing of the merger between the Company and Catheter Precision, Inc. (the “Preferred Conversion Proposal” or “Proposal No. 3”);
•

To ratify the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022, (the “Auditor Ratification Proposal” or “Proposal No. 4”); and

•	To approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposal Nos. 1, 2, 3 and/or 4 (the “Adjournment Proposal” or “Proposal No. 5”).

Details regarding how to attend the Special Meeting and the business to be conducted at the Special Meeting are more fully described in the accompanying notice of Special Meeting of stockholders and proxy statement.

Your vote is important. Regardless of whether you plan to attend the Special Meeting, it is important that your shares be represented and voted at the Special Meeting, and we hope you will vote as soon as possible. You may vote by proxy via the Internet, by telephone, or by mail, according to the instructions on the enclosed proxy card or voting instruction card. Voting over the Internet or by telephone, by written proxy or voting instruction card will ensure your representation at the Special Meeting regardless of whether you attend the Special Meeting.

Thank you for your ongoing support of, and continued interest in, Ra Medical Systems, Inc.

Sincerely,

David A. Jenkins
Executive Chairman of the Board
Fort Mill, South Carolina
[_______] [•], 2023

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on Tuesday, March 21, 2023. This proxy statement is being mailed on or about _____ [•], 2023 to all stockholders entitled to vote at the Special Meeting. A copy of this proxy statement is available at www.proxydocs.com/RMED and is available from the SEC on its website at www.sec.gov. These materials are also available to any stockholder who wishes to receive a paper copy by calling [•], by emailing sendmaterial@proxyvote.com or by submitting a request over the Internet at [www.proxyvote.com].

RA MEDICAL SYSTEMS, INC.

1670 Highway 160 West

Suite 205, Fort Mill, SC 29708

(973)-691-2000

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Time and Date	9:00 a.m. Eastern Standard Time, on Tuesday, March 21, 2023, or any adjournment or postponement thereof.

Webcast Address	www.proxydocs.com/RMED.

Items of Business

(1) To approve, in accordance with NYSE American Company Guide Section 713(a), the issuance of more than 19.99% of our outstanding common stock, par value $0.0001 per share (“Common Stock”) upon the exercise of our Series E Common Stock Purchase Warrants, with the right for such potential exercise to occur immediately following the date upon which our stockholders approve this proposal (the “Warrant Exercise Proposal” or “Proposal No. 1”);

(2) To approve, in accordance with NYSE American Company Guide Section 713(a), the issuance of more than 19.99% of our outstanding common stock, par value $0.0001 per share (“Common Stock”) (a) in connection with our sale of Class A units, which contain shares of common stock and Series F and G Common Stock Purchase Warrants, and Class B units, which contain shares of Series A Convertible Preferred Stock and Series F and G Common Stock Purchase warrants, and (b) upon the exercise of the Series F and G Common Stock Purchase Warrants and conversion of Series A Convertible Preferred Stock, with the right for such potential exercise or conversion to occur immediately following the date upon which our stockholders approve this proposal (the “Unit Securities Issuance, Exercise and Conversion Proposal” or “Proposal No. 2”);

(3) To approve, in accordance with NYSE American Company Guide Section 712(b), the issuance of the Common Stock upon conversion of the Company’s Series X Convertible Preferred Stock, par value $0.0001 per share, which shares of Series X Convertible Preferred Stock were issued upon the closing of the merger between the Company and Catheter Precision, Inc. (the “Preferred Conversion Proposal” or “Proposal No. 3”);

(4)  To ratify the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022, (the “Auditor Ratification Proposal” or “Proposal No. 4”); and

(5) To approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposal Nos. 1, 2, 3 and/or 4 (the “Adjournment Proposal” or “Proposal No. 5”).

-i-

Adjournments and Postponements

Any action on the items of business described above may be considered at the Special Meeting at the time and on the date specified above or at any time and date to which the Special Meeting may be properly adjourned or postponed.

Record Date	February 3, 2023. Only stockholders of record of our Common Stock as of the close of business on February 3, 2023 are entitled to notice of and to vote at the Special Meeting.

Meeting Admission

You are invited to attend the Special Meeting live via webcast if you are a stockholder of record or a beneficial owner of shares of our Common Stock, in each case, as of February 3, 2023. Prior registration to attend the Special Meeting at www.proxydocs.com/RMED is required by [11:59] p.m. ____ time on [_________], 2023. Instructions regarding how to connect and participate live via the internet, including how to demonstrate proof of stock ownership, are posted at www.proxydocs.com/RMED.

Voting

Your vote is very important. You may vote by proxy via the Internet, by telephone, or by mail, according to the instructions on the enclosed proxy card or voting instruction card. For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers beginning on page 1 of the accompanying proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on Tuesday, March 21, 2023. This proxy statement is being mailed on or about ________, 2023 to all stockholders entitled to vote at the Special Meeting. A copy of this proxy statement is available at www.proxydocs.com/RMED and are available from the SEC on its website at www.sec.gov. These materials are also available to any stockholder who wishes to receive a paper copy by calling [•], by emailing sendmaterial@proxyvote.com or by submitting a request over the Internet at www.proxyvote.com.

By order of the Board of Directors

David A. Jenkins
Executive Chairman of the Board
Fort Mill, South Carolina
_______, 2023

-ii-

RA MEDICAL SYSTEMS, INC.
1670 Highway 160 West

Suite 205, Fort Mill, SC 29708

PROXY STATEMENT
For the Special Meeting of Stockholders
to be held on Tuesday, March 21, 2023

The information provided in the “Questions and Answers” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read the entire proxy statement carefully.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND SPECIAL MEETING

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. The person you designate is your “proxy,” and you give the proxy authority to vote your shares by submitting the enclosed proxy card, or if available, voting by telephone or over the Internet. We have designated Jonathan Will McGuire and David Jenkins to serve as proxies for the Special Meeting.

What am I voting on?

You are being asked to vote on five proposals:

•

To approve, in accordance with NYSE American Company Guide Section 713(a), the issuance of more than 19.99% of our outstanding common stock, par value $0.0001 per share (“Common Stock”) upon the exercise of our Series E Common Stock Purchase Warrants, with the right for such potential exercise to occur immediately following the date upon which our stockholders approve this proposal (the “Warrant Exercise Proposal” or “Proposal No. 1”);

•

To approve, in accordance with NYSE American Company Guide Section 713(a), the issuance of more than 19.99% of our outstanding common stock, par value $0.0001 per share (“Common Stock”) (a) in connection with our sale of Class A units, which contain shares of common stock and Series F and G Common Stock Purchase Warrants, and Class B units, which contain shares of Series A Convertible Preferred Stock and Series F and G Common Stock Purchase warrants, and (b) upon the exercise of the Series F and G Common Stock Purchase Warrants and conversion of Series A Convertible Preferred Stock, with the right for such potential exercise or conversion to occur immediately following the date upon which our stockholders approve this proposal (the “Unit Securities Issuance, Exercise and Conversion Proposal” or “Proposal No. 2”);

•

To approve, in accordance with NYSE American Company Guide Section 712(b), the issuance of the Common Stock upon conversion of the Company’s Series X Convertible Preferred Stock, par value $0.0001 per share, which shares of Series X Convertible Preferred Stock were issued upon the closing of the merger between the Company and Catheter Precision, Inc. (the “Preferred Conversion Proposal” or “Proposal No. 3”);

•

To ratify the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022, (the “Auditor Ratification Proposal” or “Proposal No. 4”); and

•	To approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposal Nos. 1, 2, 3 and/or 4 (the “Adjournment Proposal” or “Proposal No. 5”).

The foregoing matters are the only items of business that will be conducted at the Special Meeting.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your shares:

•	“FOR” the Warrant Exercise Proposal;
•	“FOR” the Unit Securities Issuance, Exercise and Conversion Proposal;
•	“FOR” the Preferred Conversion Proposal; and
•	“FOR” the Adjournment Proposal.

Who may vote at the Special Meeting?

Only stockholders of record as of the close of business on February 3, 2023, the record date for the Special Meeting, or the Record Date, are entitled to vote at the Special Meeting. As of the Record Date, there were [INSERT RECORD DATE SHARES] shares of our Common Stock issued and outstanding, held by [•] holders of record.

You are invited to attend and vote your shares at the Special Meeting live via webcast so long as you register to attend the Special Meeting at www.proxydocs.com/RMED by [11:59] p.m. ____ time on [____, ______], 2023 (the “Registration Deadline”). You will be asked to provide the control number located inside the shaded gray box on your proxy card (the “Control Number”) as described in the proxy card. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the Special Meeting, will be emailed to you.

Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the Record Date for the Special Meeting, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote live via the internet at the Special Meeting. You may also vote on the internet, by mail, or by telephone as described below under the heading “How can I vote my shares?” and on your proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Nominee. If, at the close of business on the Record Date for the Special Meeting, your shares were held not in your name, but rather in an account at a brokerage firm, bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account by following the voting instructions your broker, bank or other nominee provides. You are also invited to attend the Special Meeting live via webcast, and you must pre-register at www.proxydocs.com/RMED. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you obtain a valid proxy from your broker, bank or other nominee.

How can I vote my shares?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in one of the following ways:

•

You may vote during the Special Meeting live via the internet.  If you plan to attend the Special Meeting live via webcast, you may vote by following the instructions posted at www.proxydocs.com/RMED. To be admitted to the Special Meeting and vote your shares, you must register by the Registration Deadline and provide the Control Number as described in the proxy card. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the Special Meeting, will be emailed to you.

•

You may vote by mail.  Complete, sign and date the proxy card that accompanies this proxy statement and return it promptly in the postage-prepaid envelope provided (if you received printed proxy materials). Your completed, signed and dated proxy card must be received prior to the Special Meeting.

•

You may vote by telephone.  To vote over the telephone, dial toll-free [(855) 673-0647] and follow the recorded instructions. You will be asked to provide the control number from your proxy card. Telephone voting is available 24 hours a day, 7 days a week, until [•] a.m. _______ time, on [•], 2022.

•

You may vote via the Internet.  To vote via the Internet, go to www.proxypush.com/RMED to complete an electronic proxy card (have your proxy card in hand when you visit the website). You will be asked to provide the control number from your proxy card. Internet voting is available 24 hours a day, 7 days a week, until [•] a.m. _______ time, on [•], 2023.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee

If you are a beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Beneficial owners of shares should generally be able to vote by returning the voting instruction card, or by telephone or via the Internet. However, the availability of telephone or Internet voting will depend on the voting process of your broker, bank, or other nominee. As discussed above, if you are a beneficial owner, you may not vote your shares live via the internet at the Special Meeting unless you obtain a legal proxy from your broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the Special Meeting.

Can I change my vote or revoke my proxy?

Stockholder of Record: Shares Registered in Your Name.  If you are a stockholder of record, you can change your vote or revoke your proxy at any time before the Special Meeting by:

•	entering a new vote by Internet or telephone (until the applicable deadline for each method as set forth above);

•	returning a later-dated proxy card (which automatically revokes the earlier proxy);

providing a written notice of revocation to our corporate secretary at Ra Medical Systems, Inc., 1670 Highway 160 West, Suite 205, Fort Mill, SC 29708; or

•

attending the Special Meeting and voting live via the internet. Attendance at the Special Meeting live via the internet will not cause your previously granted proxy to be revoked unless you specifically so request.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. The persons named in the proxy, Jonathan Will McGuire, our Chief Executive Officer, and David Jenkins, our Executive Chairman, have been designated as proxies for the Special Meeting by our board of directors. When proxy cards are properly dated, executed and returned, the shares represented by them will be voted at the Special Meeting in accordance with the instruction of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described above and, if any other matters are properly brought before the Special Meeting, the shares will be voted in accordance with the proxies’ judgment.

What shares can I vote?

Each share of our Common Stock issued and outstanding as of the close of business on February 3, 2023, the Record Date for the Special Meeting, is entitled to vote on all items being considered at the Special Meeting; provided that the 331,608 shares of Common Stock issued pursuant to the exercise of warrants that were repriced in connection with the issuance of our Series E Common Stock Purchase Warrants will not be entitled to vote on Proposal 1, 2 or 3, and their votes will be disregarded with respect to such proposals. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee. On the Record Date, we had [____] shares of Common Stock issued and outstanding. As of the Record Date, [_______] shares of Series X Convertible Preferred Stock were issued and outstanding; however, they are not entitled to vote on any proposal at the Special Meeting.

How many votes do I have?

On each matter to be voted upon at the Special Meeting, each stockholder will be entitled to one vote for each share of our Common Stock held by them on the Record Date.

What is the quorum requirement for the Special Meeting?

A quorum is the minimum number of shares required to be present or represented at the Special Meeting for the meeting to be properly held under our bylaws and Delaware law. Holders of one-third of the voting power of our issued and outstanding Common Stock as of the Record Date and entitled to vote at the special meeting must be present in person or represented by proxy to hold and transact business at the special meeting. On the Record Date, there were [●] shares outstanding and entitled to vote. Thus, the holders of at least [●] shares must be present in person or represented by proxy at the special meeting to have a quorum.

Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the chairman of the meeting or the holders of a majority of the voting power present in person or represented by proxy at the Special Meeting and entitled to vote at the Special Meeting may adjourn the meeting to another date.

What are broker non-votes?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine” and there is at least one “routine” matter to be voted upon at the meeting. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker votes shares on the “routine” matters, but does not vote shares on the “non-routine” matters, those shares will be treated as broker non-votes with respect to the “non-routine” proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

What matters are considered “routine” and “non-routine”?

The Auditor Ratification Proposal (Proposal No. 4) and the Adjournment Proposal (Proposal No. 5) are considered “routine” matters. The Warrant Exercise Proposal (Proposal No. 1), the Unit Securities Issuance, Exercise and Conversion Proposal (“Proposal No. 2), and the Preferred Conversion Proposal (Proposal No. 3) are considered “non-routine.”

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Special Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum but will not be counted as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the special meeting and casting votes affirmatively or negatively on the subject matter (e.g., Proposals 1 through 5). Therefore, abstentions will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on those proposals.

Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Special Meeting but will not be counted as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the special meeting and casting votes affirmatively or negatively on the subject matter (e.g., Proposals 1 through 5). Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on those proposals.

What is the voting requirement to approve each of the proposals?

Proposal No. 1: The Warrant Exercise Proposal.

The affirmative vote of a majority of the shares present in person or represented by proxy at the special meeting and casting votes affirmatively or negatively thereon is required for approval of the Warrant

Exercise Proposal.  You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Proposal No. 2: The Unit Securities Issuance, Exercise and Conversion Proposal.

The affirmative vote of a majority of the shares present in person or represented by proxy at the special meeting and casting votes affirmatively or negatively thereon is required for approval of the Unit Securities Issuance, Exercise and Conversion Proposal.  You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Proposal No. 3: The Preferred Conversion Proposal.

The affirmative vote of a majority of the shares present in person or represented by proxy at the special meeting and casting votes affirmatively or negatively thereon is required for approval of the Preferred Conversion Proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Proposal No. 4: The Auditor Ratification Proposal

The affirmative vote of a majority of the shares present in person or represented by proxy at the special meeting and casting votes affirmatively or negatively thereon is required for approval of the Auditor Ratification Proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Proposal No. 5: The Adjournment Proposal

The affirmative vote of a majority of the shares present in person or represented by proxy at the special meeting and casting votes affirmatively or negatively thereon is required for approval of the Adjournment Proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Do I have appraisal rights?

Our stockholders are not entitled to dissenters’ or appraisal rights under the General Corporation Law of the State of Delaware with respect to any of the proposals being voted on.

What Happens if Proposal 1, 2, 3 or 4 is not Approved at the Special Meeting?

See "Possible Effects of the Proposal" under each of Proposal Nos. 1, 2 3 and 4 below for additional discussion of the effect on our existing common stockholders of the failure to approve the Warrant Exercise Proposal, the Securities Units Issuance, Exercise and Conversion Proposal, the Preferred Conversion Proposal, and the Auditor Ratification Proposal, respectively.

A representative of [Mediant Communications, Inc.] will tabulate the votes and act as inspector of elections.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholder of Record: Shares Registered in Your Name.  If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

•	“FOR” the Warrant Exercise Proposal;
•	“FOR” the Unit Securities Issuance, Exercise and Conversion Proposal;
•	“FOR” the Preferred Conversion Proposal;
•	“FOR” the Auditor Ratification Proposal; and
•	“FOR” the Adjournment Proposal.
•

In addition, if any other matters are properly brought before the Special Meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with applicable law and their judgment.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee.  Brokers, banks and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our “routine” matters – the Auditor Ratification Proposal (Proposal No. 4), and the Adjournment Proposal (Proposal No. 5). Absent direction from you, however, your broker, bank or other nominee will not have the discretion to vote on the Warrant Exercise Proposal (Proposal No. 1), the Unit Securities Issuance, Exercise and Conversion Proposal (Proposal No. 2) and the Preferred Conversion Proposal (Proposal No. 3).

How can I contact the Company’s transfer agent?

You may contact our transfer agent by writing American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219. You may also contact our transfer agent via email at help@astfinancial.com or by telephone at (800) 937-5449.

How can I attend the Special Meeting?

We will host the Special Meeting live via internet webcast. You will not be able to attend the Special Meeting in person. Prior registration to attend the Special Meeting at www.proxydocs.com/RMED is required by [_____] p.m. _____ time on [_____, ______], 2023. A summary of the information you need in order to attend the Special Meeting online is provided below:

•

Any stockholder may listen to the Special Meeting and participate live via the internet at www.proxydocs.com/RMED. To be admitted to the Special Meeting’s live internet webcast, you must register at www.proxydocs.com/RMED by the Registration Deadline as described in the proxy card. The live internet webcast will begin on March 21, 2023 at 9 a.m., Eastern Standard Time.

•

If a stockholder wishes to ask a question to directors and/or members of management in attendance at the Special Meeting, please note that such questions must be submitted in advance of the Special Meeting. To submit a question, mark the box on the proxy card when registering to attend the meeting and submit your written question or submit a question at www.proxydocs.com/RMED after logging in with your Control Number.

•	Stockholders may vote during the Special Meeting live via the internet.

•	A stockholder must register to attend the Special Meeting prior to the Registration Deadline, and after doing so, you will be sent a link in an email to join the meeting.

•	Instructions regarding how to connect and participate live via the internet, including how to demonstrate proof of stock ownership, are posted at www.proxydocs.com/RMED.

Stockholder of Record: Shares Registered in Your Name.  If you were a stockholder of record at the close of business on the Record Date, follow the instructions regarding how to demonstrate proof of stock ownership posted at www.proxydocs.com/RMED.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee.  If you were a beneficial owner at the close of business on the Record Date, you may not vote your shares live via internet at the Special Meeting unless you obtain a “legal proxy” from your broker, bank or other nominee who is the stockholder of record with respect to your shares. You may still attend the Special Meeting even if you do not have a legal proxy. Instructions regarding how to demonstrate proof of stock ownership, are posted at www.proxydocs.com/RMED.

How are proxies solicited for the Special Meeting and who is paying for such solicitation?

Our board of directors is soliciting proxies for use at the Special Meeting by means of the proxy materials.  We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers or employees. In addition, we have engaged Alliance Advisors, LLC to assist in the solicitation of proxies and provide related advice and information support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $[________] in total. Other than with respect to Alliance Advisors, LLC, no additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.

If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.

Where can I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K filed with the SEC within four (4) business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after final results are known, file an additional Current Report on Form 8-K to publish the final results.

I share an address with another stockholder, and we received only one printed copy of the proxy materials.  How may I obtain an additional copy of the proxy materials?

We have adopted an SEC-approved procedure called “householding,” under which we can deliver a single copy of the proxy materials to multiple stockholders who share the same address unless we receive contrary instructions from one or more of the stockholders.  This procedure reduces our printing and mailing costs.  Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.  Upon written or oral request, we will undertake to deliver promptly a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents.  To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of future proxy materials, you may contact us as follows:

Ra Medical Systems, Inc.
Attention: Corporate Secretary
1670 Highway 160 West

Suite 205, Fort Mill, SC 29708
(973)-691-2000

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

Is there a list of stockholders entitled to vote at the Special Meeting?

The names of stockholders of record entitled to vote at the Special Meeting will be available at the Special Meeting and from our corporate secretary for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 8:00 a.m. and 5:00 p.m., Eastern Standard Time, at our corporate headquarters located at 1670 Highway 160 West, Suite 205, Fort Mill, SC 29708.

Who can provide me with additional information and help answer my questions?

If you would like additional copies, without charge, of this proxy statement or if you have questions about the proposals being considered at the Special Meeting, including the procedures for voting your shares, you should contact Alliance Advisors, LLC, the Company’s proxy solicitor, by telephone at [•].

THIS QUESTION AND ANSWER SECTION IS ONLY MEANT TO GIVE AN OVERVIEW OF THE PROXY STATEMENT. FOR MORE INFORMATION, PLEASE REFER TO THE MATERIAL CONTAINED IN THE SUBSEQUENT PAGES.

CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement, and the documents incorporated by reference into this proxy statement, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding: the impact on the Company of failure to approve the proposals; the ability of the Company to timely and successfully achieve the anticipated benefits of the Merger; future performance, business prospects, events and product development plans. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar words expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. We may not actually achieve the forecasts disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, as amended, filed with the SEC and in our Quarterly Reports on Form 10-Q filed with the SEC subsequent to the filing of the most recent Annual Report on Form 10-K, as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the SEC, and risks with respect to the Catheter business contained in our Preliminary Proxy Statement filed with the SEC on November 4, 2022. Any forward-looking statement speaks only as of the date on which it was made. Neither we, nor our affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof.

PROPOSAL NO. 1

APPROVAL OF THE WARRANT EXERCISE PROPOSAL

Overview

At the Special Meeting, holders of our Common Stock will be asked to approve the issuance of more than 19.99% of our outstanding Common Stock upon the exercise of our Series E Common Stock Purchase Warrants (the “Series E Warrants”), with the right for such potential exercise to occur immediately following the date upon which our stockholders approve this proposal, for purposes of compliance with NYSE American Company Guide Section 713(a) and as required by the Inducement Letter (as defined below) entered into with Armistice Master Fund Ltd. (“Armistice”) on January 9, 2023.

As a material condition of the Inducement Offer, the Company agreed to submit and recommend this proposal to our stockholders. The Board believes that the Inducement Offer and this proposal are in the best interests of the Company and its stockholders in order to fulfill and meet its contractual commitments made pursuant to the Inducement Letter. Under the Inducement Letter, we agreed to use our commercially reasonable efforts to hold a special meeting of stockholders on or before March 25, 2023, to obtain stockholder approval for the exercise of our Series E Warrants, with the recommendation of the Board that such proposal be approved. We agreed that we would solicit proxies from our stockholders in connection with such proposal in the same manner as all other management proposals in the proxy statement and that all management-appointed proxyholders would vote their proxies in favor of such proposal. If we do not obtain stockholder approval of this Proposal No. 1 at this Special Meeting, we have agreed to call a meeting of stockholders every 90 days thereafter to seek stockholder approval until stockholder approval is obtained.

Description of the Inducement Offer

On January 9, 2023, the Company reduced the exercise price of certain existing warrants of the Company (“Existing Warrants”) exercisable for 331,608 shares of Company Common Stock that were held by Armistice, from exercise prices ranging from $14.00 to $526.50 per share to $4.00 per share (the “Warrant Repricing”). In connection with the Warrant Repricing, the Company entered into a warrant inducement offer letter (the “Inducement Letter”) with Armistice pursuant to which it exercised all of the 331,608 Existing Warrants (the “Inducement Offer). In consideration for exercising the Existing Warrants, pursuant to the terms of the Inducement Letter, the Company issued to Armistice a Series E Warrant, to purchase up to 331,608 shares of Common Stock. The Company received aggregate gross proceeds of approximately $1.3 million from the exercise of the repriced Existing Warrants.

Description of Series E Warrants

The Series E Warrants have an exercise price of $4.00 and a term of five years from date of the Stockholder Approval, as defined below, and exercise of the Series E Warrants in full is subject to approval of the pre-closing holders of Company Common Stock (the “Stockholder Approval”). The exercise price and number of shares of common stock issuable upon exercise is subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our shares of common stock and the exercise price.

Because the aggregate number of shares issuable pursuant to the Series E Warrants (the “New Warrant Shares”), together with the shares issued pursuant to the repriced Existing Warrants, exceeds 19.99% of the outstanding shares of Common Stock of the Company (determined as of the date of, and without regard for, the issuance of the Series E Warrants and the shares issued upon exercise of the repriced Existing Warrants) (the “Pre-Closing Outstanding Shares”), the Series E Warrants are initially exercisable, taken together with the shares issued pursuant to the repriced Existing Warrants, with respect to only 19.99% of the Pre-Closing Outstanding Shares, with the remainder of the New Warrants being exercisable on the Stockholder Approval date. In addition, within 30 days of the date of issuance of the Series E Warrants, the Company is obligated to file a registration statement on the appropriate form providing for the resale of the New Warrant Shares and has agreed to cause such registration statement to become effective within 60 days following the date of issuance of the Series E Warrants.

During such time as the Series E Warrants are outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction (a “Distribution”), then, in each such case, a Series E Warrant holder shall be entitled to participate in such Distribution to the same extent that the Series E Warrant holder would have participated therein if the Series E Warrant holder had held the number of shares of Common Stock acquirable upon complete exercise of the Series E Warrant (without regard to any limitations on exercise thereof, including without limitation, any beneficial ownership limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Series E Warrant holder’s right to participate in any such Distribution would result in the Series E Warrant holder exceeding any beneficial ownership limitation, then the Series E Warrant holder shall not be entitled to participate in such Distribution to such extent, and the portion of such Distribution shall be held in abeyance for the benefit of the Series E Warrant holder until such time, if ever, as its right thereto would not result in the Series E Warrant holder exceeding the beneficial ownership limitation).  To the extent that the Series E Warrant has not been partially or completely exercised at the time of such Distribution, such portion of the Distribution shall be held in abeyance for the benefit of the Series E Warrant holder until the Series E Warrant holder has exercised the Series E Warrant.

A holder (together with its affiliates) may not exercise any portion of the Series E Warrant to the extent that the holder would own more than 4.99% (or, at the election of the holder, 9.99%) of the outstanding shares of common stock immediately after exercise. However, upon notice from the holder to us, the holder may decrease or increase the holder’s beneficial ownership limitation, which may not exceed 9.99% of the number of outstanding shares of common stock immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Series E Warrant, provided that any increase in the beneficial ownership limitation will not take effect until 61 days following notice to us. Purchasers of Series E Warrants could also elect, prior to the issuance of the Series E Warrants, to have the initial exercise limitation set at 9.99% of our outstanding shares of common stock. No fractional shares will be issued in connection with the exercise of a Series E Warrant. In lieu of fractional shares, we will either pay the holder an amount in cash equal to the fractional amount multiplied by the exercise price or round down to the next whole share.

If, at the time a holder exercises its Series E Warrant, a registration statement registering the issuance of the shares of common stock underlying the Series E Warrant under the Securities Act is not then effective or available, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of common stock determined according to a formula set forth in the Series E Warrant.

In the event of a defined change of control of the Company, at the request of a holder of a Series E Warrant delivered before the thirtieth (30th) day after such change of control, the Company (or any successor entity) shall purchase the Series E Warrant from the holder by paying to the holder, within five (5) business days after such request (or, if later, on the effective date of the change of control), an amount equal to the Black-

Scholes value, as defined in the Series E Warrant, of the remaining unexercised portion of the Series E Warrant on the effective date of such change of control, payable in cash; provided, however, that, if the change of control is not within the Company’s control, including not approved by the Company’s Board of Directors, the holder shall only be entitled to receive from the Company or any successor entity, as of the date of consummation of such change of control, the same type or form of consideration (and in the same proportion), at the Black-Scholes value of the unexercised portion of the Series E Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the change of control, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the change of control.

Subject to applicable laws, a Series E Warrant may be transferred at the option of the holder upon surrender of the Series E Warrant to us together with the appropriate instruments of transfer.  There is no trading market available for the Series E Warrants on any securities exchange or nationally recognized trading system. We do not intend to list the Series E Warrants on any securities exchange or nationally recognized trading system.

The terms of the repricing and the Inducement Offer and of the Series E Warrants are complex and the material terms thereof are only briefly summarized above. For further information regarding these agreements and the financing, please refer to our Current Report on Form 8-K filed with the SEC on January 13, 2023. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Background and Reasons for the Inducement Offer

In approving the Inducement Offer, the Board of Directors considered the pros and cons of the Inducement Offer versus other alternatives for raising capital, the working capital needs of the Company, and the opportunities and risks presented with the Inducement Offer. In particular, the Board of Directors took into account the proposed terms of the Private Placement described in Proposal No. 2 below and determined that the Inducement Offer was in the best interests of the Company and its stockholders.

Support Agreements

In connection with the execution of the Merger Agreement with Catheter, the Company entered into stockholder support agreements (the “Support Agreements”) with the Company’s directors, officers and certain stockholders of the Company. The Support Agreements provide that, among other things, each of the stockholders has agreed to vote or cause to be voted all of the shares of Common Stock owned by such stockholder in favor of certain matters, including Proposal Nos. 1, 2, and 3. Approximately __ shares of Common Stock are subject to the Support Agreements.

Interests of Certain Parties

As described in the Company’s Current Report on Form 8-K filed with the SEC on January 13, 2023, in connection with the Merger, Mr. David Jenkins, who joined the Company’s Board of Directors and was appointed as the Executive Chairman of the Board in connection with the Merger, and his affiliates received approximately 9,182.089 shares of Series X Convertible Preferred Stock and four of his adult children received in the aggregate approximately 1,284.342 shares of Series X Convertible Preferred Stock, each share of which is convertible into 1,000 shares of Company Common Stock if the Preferred Conversion Proposal, or Proposal No. 3, is approved, subject to certain beneficial ownership blockers. In addition, Mr. James Caruso, who joined the Company’s Board of Directors in connection with the Merger, received 9.711 shares of Series X Convertible Preferred Stock in connection with the Merger. If the Preferred Conversion Proposal is approved, the above shares of Series X Convertible Preferred Stock will convert into Company Common Stock at the same ratio as will all other outstanding shares of Series X Convertible Preferred Stock; provided, however, that due to the application of certain ownership blockers described in Proposal No. 3 below, only that portion of Mr. Jenkins’ Series X Convertible Preferred Stock holdings will convert that equates to 19.99% of outstanding Company Common Stock on the date of Ra Medical shareholder approval of Proposal No. 3, including all shares issued in connection with this Warrant Exercise Proposal and any other shares of Common Stock issued at that time in connection with the financings described in the Unit Securities Issuance, Exercise and Conversion Proposal. In addition, all holders of Series X Convertible Preferred Stock will be limited to converting to no more than 40% of such amount in the event that Proposal No. 3 is approved. As a result, the number of shares that will be issuable to Mr. Jenkins and Mr. Caruso upon conversion of their Series X Convertible Preferred Stock will be increased if this Proposal No. 1 is approved and the Series E Warrants are immediately exercised.

Reasons for Stockholder Approval

Our Common Stock is listed on the NYSE American under the symbol "RMED," and we are subject to the NYSE American listing standards. NYSE American Company Guide Section 713(a) requires stockholder approval prior to the sale, issuance or potential issuance of common stock (or securities convertible into common stock) in a transaction other than a public offering at a price less than the greater of book or market value of the stock which either alone or together with sales by officers, directors or principal stockholders of the company equals 20% or more of the of presently outstanding stock.

Prior to closing of the Inducement Offer, we had 2,161,288 shares of Common Stock outstanding. Following the repricing of the Existing Warrants, the Existing Warrants were exercised for an aggregate of 331,608 shares, resulting in 2,492,896 outstanding shares. Therefore, the issuance of 331,608 shares of Common Stock upon exercise of the Series E Warrants would have constituted in excess of 19.9% of the Pre-Closing Outstanding Shares. As a result, the issuance of shares of our Common Stock upon exercise of the Series E Warrants requires stockholder approval under NYSE American Company Guide Section 713(a).

Use of Proceeds

The Company intends to use the net proceeds, if any, from any Series E Warrant exercise to, among other things, advance the development and commercialization of the novel electrophysiology technologies and solutions of the Company. In addition, net proceeds will be used to support general corporate purposes.

Possible Effects of the Proposal

If the stockholders do not approve this Proposal No. 1, then the Series E Warrants will only be exercisable to the extent that the total number of shares issued upon exercise of the Series E Warrants do not exceed 19.99% of the shares of the Pre-Closing Outstanding Shares. Failure to obtain such approval may discourage future investors from engaging in future financings with us. If these consequences occur, we may have difficulty finding alternative sources of capital to fund our operations in the future on terms favorable to us or at all. We can provide no assurance that we would be successful in raising funds pursuant to additional equity or debt financings or that such funds could be raised at prices that would not create substantial dilution for our existing stockholders. The Company will also be obligated to incur additional management resources and expenses to call and hold a meeting every 90 days thereafter to seek such stockholder approval until the date stockholder approval is obtained.

If the stockholders approve this Proposal No. 1, the Series E Warrants will be exercisable at any time following receipt of such approval, which could result in substantial dilution to our stockholders. Additionally, the issuance of Common Stock upon the exercise of the Series E Warrants could result in a transfer of voting power to the Armistice from existing stockholders.

Required Vote

The affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy at the Special Meeting and casting votes affirmatively or negatively thereon is required for approval of the Warrant Exercise Proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Board Recommendation

Our board of directors recommends a vote “FOR” the approval of the Warrant Exercise Proposal.

PROPOSAL NO. 2

APPROVAL OF THE UNIT SECURITIES PROPOSAL

Overview

At the Special Meeting, holders of our Common Stock will be asked to approve the issuance of more than 19.99% of our outstanding Common Stock (a) in connection with our sale of Class A units, which contain shares of common stock and Series F and G Common Stock Purchase Warrants, and Class B units, which contain shares of Series A Convertible Preferred Stock and Series F and G Common Stock Purchase warrants, and (b) upon the exercise of the Series F and G Common Stock Purchase Warrants and Series A Convertible Preferred Stock, with the right for such potential exercise to occur immediately following the date upon which our stockholders approve this proposal, for purposes of compliance with NYSE American Company Guide Section 713(a) and as required by Securities Purchase Agreement (as defined below) entered into with Armistice Master Fund Ltd. (“Armistice”) on January 9, 2023.

As a material condition of the Securities Purchase Agreement, the Company agreed to submit and recommend this proposal to our stockholders. The Board believes that the Securities Purchase Agreement and this proposal are in the best interests of the Company and its stockholders in order to fulfill and meet its contractual commitments made pursuant to the Securities Purchase Agreement. Under the Securities Purchase Agreement, we agreed to use our commercially reasonable efforts to hold a special meeting of stockholders on or before March 25, 2023 to obtain stockholder approval of the issuance of the securities described above, with the recommendation of the Board that such proposal be approved. We agreed that we would solicit proxies from our stockholders in connection with such proposal and use commercially reasonable efforts to obtain such approval.

The terms of the Securities Purchase Agreement, the Series A Convertible Preferred Stock, the Series F Common Stock Purchase Warrants, the Series G Common Stock Purchase Warrants, and the related registration rights agreement, are complex and the material terms thereof are only briefly summarized below. For further information regarding these agreements and the Private Placement, as defined below, please refer to our Current Report on Form 8-K filed with the SEC on January 13, 2023. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Description of the Securities Purchase Agreement

On January 9, 2023, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) for a private placement (the “Private Placement”) with Armistice. Pursuant to the Securities Purchase Agreement, Armistice agreed to purchase (a) Class A Units at a price that is the lower of $3.00 per unit and 90% of the 5 day volume weighted average closing price of the Company Common Stock immediately prior to obtainment of the approval of the Company’s stockholders of conversion of the PIPE Preferred Stock and Pipe Warrants (as each are defined below), each Class A Unit consisting of one share of Common Stock, one Series F Common Stock Purchase Warrant (“Series F Warrant”) and one Series G Common Stock Purchase Warrant (“Series G Warrant” and together with the Series F Warrants, the “Pipe Warrants”), and (b) Class B Units at a price of $1,000.00 per unit, each consisting of one share of a new series of the Company’s preferred stock, designated as Series A Convertible Preferred Stock, par value $0.0001 (the “Pipe Preferred Stock”), and one Series F Warrant and one Series G Warrant for each share of Company Common Stock underlying the Pipe Preferred Stock (each share of which is convertible into a number of shares of Ra Medical common stock equal to $1,000 divided by the lower of $3.00 and 90% of the 5 day volume weighted average closing price of the Company common stock immediately prior to obtainment of the approval of the Company’s stockholders of conversion of the Pipe Preferred Stock and Pipe Warrants (the “Preferred Conversion Price”)), for an aggregate purchase price with respect to all Class A and Class B Units of approximately $8.0 million. The allocation between Class A and Class B units will be determined by Armistice prior to their issuance. The Company may cancel the Private Placement at any time prior to its obtaining stockholder approval.

Description of Pipe Warrants

The Series F Warrants will have a term of two years, and the Series G Warrants will have a term of six years.  The Pipe Warrants will be exercisable at any time during their terms, at an exercise price of $3.00 per share, subject to adjustments as provided under the terms of the Pipe Warrants. The exercise price and number of shares of common stock issuable upon exercise is subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our shares of common stock and the exercise price.

During such time as the Pipe Warrants are outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction (a “Distribution”), then, in each such case, a Pipe Warrant holder shall be entitled to participate in such Distribution to the same extent that the Pipe Warrant holder would have participated therein if the Pipe Warrant holder had held the number of shares of Common Stock acquirable upon complete exercise of the Pipe Warrant (without regard to any limitations on exercise thereof, including without limitation, any beneficial ownership limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Pipe Warrant holder’s right to participate in any such Distribution would result in the Pipe Warrant holder exceeding any beneficial ownership limitation, then the Pipe Warrant holder shall not be entitled to participate in such Distribution to such extent, and the portion of such Distribution shall be held in abeyance for the benefit of the Pipe Warrant holder until such time, if ever, as its right thereto would not result in the Pipe Warrant holder exceeding the beneficial ownership limitation).  To the extent that the Pipe Warrant has not been partially or completely exercised at the time of such Distribution, such portion of the Distribution shall be held in abeyance for the benefit of the Pipe Warrant holder until the Pipe Warrant holder has exercised the Pipe Warrant.

A holder (together with its affiliates) may not exercise any portion of the Pipe Warrant to the extent that the holder would own more than 4.99% (or, at the election of the holder, 9.99%) of the outstanding shares of common stock immediately after exercise. However, upon notice from the holder to us, the holder may decrease or increase the holder’s beneficial ownership limitation, which may not exceed 9.99% of the number of outstanding shares of common stock immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Pipe Warrant, provided that any increase in the beneficial ownership limitation will not take effect until 61 days following notice to us. Purchasers of Pipe Warrants could also elect, prior to the issuance of the Pipe Warrants, to have the initial exercise limitation set at 9.99% of our outstanding shares of common stock. No fractional shares will be issued in connection with the exercise of a Pipe Warrant. In lieu of fractional shares, we will either pay the holder an amount in cash equal to the fractional amount multiplied by the exercise price or round down to the next whole share.

If, at the time a holder exercises its Pipe Warrant, a registration statement registering the issuance of the shares of common stock underlying the Pipe Warrant under the Securities Act is not then effective or available, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of common stock determined according to a formula set forth in the Pipe Warrant.

In the event of a defined change of control of the Company, at the request of a holder of a Pipe Warrant delivered before the thirtieth (30th) day after such change of control, the Company (or any successor entity) shall purchase the Pipe Warrant from the holder by paying to the holder, within five (5) business days after such request (or, if later, on the effective date of the change of control), an amount equal to the Black-Scholes value, as defined in the Pipe Warrant, of the remaining unexercised portion of the Pipe Warrant on the effective date of such change of control, payable in cash; provided, however, that, if the change of control is not within the Company’s control, including not approved by the Company’s Board of Directors, the holder shall only be entitled to receive from the Company or any successor entity, as of the date of consummation of such change of control, the same type or form of consideration (and in the same proportion), at the Black-Scholes value of the unexercised portion of the Pipe Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the change of control, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the change of control.

Subject to applicable laws, a Pipe Warrant may be transferred at the option of the holder upon surrender of the Pipe Warrant to us together with the appropriate instruments of transfer.  There is no trading market available for the Pipe Warrants on any securities exchange or nationally recognized trading system. We do not intend to list the Pipe Warrants on any securities exchange or nationally recognized trading system.

Description of Pipe Preferred Stock

Shares of Pipe Preferred Stock are non-convertible until the Company obtains stockholder approval. After stockholder approval is obtained, subject to certain ownership limitations as described below, shares of Pipe Preferred Stock are convertible at any time at the option of the holder into shares of Company Common Stock at the Preferred Conversion Price.  The conversion price is subject to adjustment in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions.

 Subject to limited exceptions, holders of shares of Pipe Preferred Stock will not have the right to convert any portion of their Preferred Stock if the holder, together with its affiliates, would beneficially own in excess of 4.99% (or up to 9.99% at the election of the holder) of the number of shares of the Company’s common stock outstanding immediately after giving effect to its conversion.

Holders of Pipe Preferred Stock, if issued, will be entitled to receive dividends on shares of Pipe Preferred Stock equal, on an as-if-converted-to-Common-Stock basis, and in the same form as dividends actually paid on shares of the Common Stock. Except as otherwise required by law, the Pipe Preferred Stock does not have voting rights. However, as long as any shares of Pipe Preferred Stock are outstanding, the Company will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Pipe Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Pipe Preferred Stock, (b) alter or amend the Certificate of Designation for the Pipe Preferred Stock, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Pipe Preferred Stock, (d) increase the number of authorized shares of Pipe Preferred Stock, or (e) enter into any agreement with respect to any of the foregoing. The Pipe Preferred Stock does not have a preference upon any liquidation, dissolution or winding-up of the Company. The holders of Pipe Preferred Stock shall be entitled to receive out of the assets, whether capital or surplus, of the Company the same amount that a holder of Common Company Stock would receive if the Pipe Preferred Stock were fully converted (disregarding for such purposes any conversion limitations) to Company Common Stock, which amounts will be paid pari passu with all holders of Company Common Stock.

Registration Rights Agreement

The Company also entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers requiring the Company to register the resale of the shares of Common Stock, the shares issuable upon exercise of the Pipe Warrants, and the shares issuable upon the conversion of the Pipe Preferred Stocks.

Support Agreements

In connection with the execution of the Merger Agreement, the Company entered into stockholder support agreements (the “Support Agreements”) with the Company’s directors, officers and certain stockholders of the Company. The Support Agreements provide that, among other things, each of the stockholders has agreed to vote or cause to be voted all of the shares of Common Stock owned by such stockholder in favor of certain matters, including Proposal Nos. 1, 2, and 3. Approximately __ shares of Common Stock are subject to the Support Agreements.

Background and Reasons for the Private Placement; Use of Proceeds

In approving the Private Placement, the Board of Directors considered the pros and cons of the Private Placement versus other alternatives for raising capital, the working capital needs of the Company, and the opportunities and risks presented with the Inducement Offer. In particular, the Board of Directors took into account the Company’s need for the approximately $8 million in working capital that the Private Placement would provide and the availability of capital from other sources in the current financial environment.  In light of the foregoing, the Company determined that the Private Placement was in the best interests of the Company and its stockholders. The Company intends to use the net proceeds from the Private Placement to, among other things, advance the development and commercialization of the novel electrophysiology technologies and solutions of the Company. In addition, net proceeds will be used to support general corporate purposes.

Interests of Certain Parties

As described in the Company’s Current Report on Form 8-K filed with the SEC on January 13, 2023, in connection with the Merger, Mr. David Jenkins, who joined the Company’s Board of Directors and was appointed as the Executive Chairman of the Board in connection with the Merger, and his affiliates received approximately 9,182.089 shares of Series X Convertible Preferred Stock and four of his adult children received in the aggregate approximately 1,284.342 shares of Series X Convertible Preferred Stock, each share of which is convertible into 1,000 shares of Company Common Stock if the Preferred Conversion Proposal, or Proposal 3, is approved, subject to certain beneficial ownership blockers. In addition, Mr. James Caruso, who joined the Company’s Board of Directors in connection with the Merger, received 9.711 shares of Series X Convertible Preferred Stock in connection with the Merger.  If the Preferred Conversion Proposal is approved, the above shares of Series X Convertible Preferred Stock will convert into Company Common Stock at the same ratio as will all other outstanding shares of Series X Convertible Preferred Stock; provided, however, that due to the application of certain ownership blockers described in Proposal 3 below, only that portion of Mr. Jenkins’ Series X Convertible Preferred Stock holdings will convert that equates to 19.99% of outstanding Company Common Stock on the date of Ra shareholder approval of Proposal 3, including all shares issued at that time in connection with this Unit Securities Issuance, Exercise and Conversion Proposal and any other shares of Common Stock issued in connection with the Warrant Exercise Proposal. In addition, all holders of Series X Convertible Preferred Stock will be limited to converting to no more than 40% of such amount in the event that Proposal No. 3 is approved. As a result, the number of shares that will be issuable to Mr. Jenkins and Mr. Caruso upon conversion of their Series X Convertible Preferred Stock will be increased if this Proposal No. 2 is approved and shares of Common Stock are issued or Pipe Warrants or Pipe Preferred Stock are exercised at that time.

Reasons for Stockholder Approval

Our Common Stock is listed on the NYSE American under the symbol "RMED," and we are subject to the NYSE American listing standards. NYSE American Company Guide Section 713(a) requires stockholder approval prior to the sale, issuance or potential issuance of common stock (or securities convertible into common stock) in a transaction other than a public offering at a price less than the greater of book or market value of the stock which either alone or together with sales by officers, directors or principal stockholders of the company equals 20% or more of the of presently outstanding stock.

As of the date we entered into the Securities Purchase Agreement, we had 2,161,288 shares of Common Stock outstanding, excluding the 331,608 shares issued pursuant to the exercise of the repriced Existing Warrants in connection with the Inducement Offer. We believe that the issuance of shares in the Private Placement and pursuant to the exercise of Series A Preferred Stock, Series F Common Stock Purchase Warrants and Series G Common Stock Purchase Warrants issued pursuant thereto will be integrated with the shares issued in connection with the exercise of the repriced Existing Warrants and the shares issued pursuant to the exercise of the Series E Common Stock Purchase Warrants for purposes of calculating the 20% limit under NYSE American Company Guide Section 713(a). Therefore, the issuance of shares of Common Stock in connection with the issuance of Class A and Class B Units and the conversion of the Series A Preferred Stock, Series F Common Stock Purchase Warrants and Series G Common Stock Purchase Warrants would constitute in excess of 19.9% of the outstanding shares of Common Stock of the Company (determined as of the date of the Securities Purchase Agreement, and without regard for the issuance of the Series E Warrants and the shares issued upon exercise of the repriced Existing Warrants). As a result, the issuance of shares of our Common Stock upon issuance of shares in the Private Placement and pursuant to the exercise of Series A Preferred Stock, Series F Common Stock Purchase Warrants and Series G Common Stock Purchase Warrants requires stockholder approval under NYSE American Company Guide Section 713(a).

Possible Effects of the Proposal

If the stockholders do not approve this Proposal No. 2, then we will not issue the Class A and Class B Units, and we will not receive the $8 million of gross proceeds from Armistice. Failure to obtain such approval may discourage future investors from engaging in future financings with us. We can provide no assurance that we would be successful in raising funds pursuant to alternative equity or debt financings or that such funds could be raised at prices that would not create substantial dilution for our existing stockholders in excess of that caused by the Private Placement. Failure to obtain this financing could cast substantial doubt on our ability to continue as a going concern.

If the stockholders approve this Proposal No. 2, we may issue a substantial number of shares of Common Stock pursuant to the Class A Units immediately following the closing, and will issue shares of Series A Convertible Preferred Stock, Series F Common Stock Purchase Warrants and Series G Common Stock Purchase Warrants that will be exercisable at any time following receipt of such approval, which would likely result in substantial dilution to our stockholders, as detailed below. Additionally, the issuance of Common Stock in connection therewith would transfer voting power to Armistice from existing stockholders.

Because the purchase price of the Class A Units and the Preferred Conversion Price is uncertain, we do not know the exact number of shares of our Common Stock that may be issued in connection with the Private Placement. This is because the purchase price of the Class A Units and the Preferred Conversion Price are equal to the lower of $3.00 and 90% of the 5 day volume weighted average closing price (“VWAP”) of the Company Common Stock immediately prior to obtainment of the approval of the Company’s stockholders of issuance of the Pipe Preferred Stock and Pipe Warrants. If the VWAP is at or above $3.33, then the Class A Unit purchase price and the Preferred Conversion Price will be $3.00. In that event, we would issue shares of Common Stock and Series A Preferred Stock, in the aggregate, equivalent to approximately 2,666,667 shares of Common Stock, Series F Common Stock Purchase Warrants to purchase approximately 2,666,667 shares of Common Stock, and Series G Common Stock Purchase Warrants to purchase approximately 2,666,667 shares of Common Stock. If the VWAP is $2.00, then the Class A Unit purchase price and the Preferred Conversion Price will be $1.80. In that event, we would issue shares of Common Stock and Series A Preferred Stock, in the aggregate, equivalent to approximately 4,444,444 shares of Common Stock, Series F Common Stock Purchase Warrants to purchase approximately 4,444,444 shares of Common Stock, and Series G Common Stock Purchase Warrants to purchase approximately 4,444,444 shares of Common Stock.  As of _______, 2023, the VWAP was $_______.  The Company has the ability to cancel the Securities Purchase Agreement in its discretion and will closely monitor the VWAP in connection with making its final decision of whether or not to close on the Private Placement, even if stockholder approval is obtained.

Required Vote

The affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy at the Special Meeting and casting votes affirmatively or negatively thereon is required for approval of the Unit Securities Issuance, Exercise and Conversion Proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Board Recommendation

Our board of directors recommends a vote “FOR” the approval of the Unit Securities Issuance, Exercise and Conversion Proposal.

PROPOSAL NO. 3

APPROVAL OF THE CONVERSION PROPOSAL

Overview

The terms of the Merger Agreement and the Series X Convertible Preferred Stock are complex and the material terms thereof are only briefly summarized below. For further information regarding the Merger Agreement and the Series X Convertible Preferred Stock, please refer to our Preliminary Proxy Statement filed with the SEC on November 4, 2022, and our Current Report on Form 8-K filed with the SEC on January 13, 2023. The discussion herein is qualified in its entirety by reference to the information contained therein and to the filed transaction documents.

Definitive Merger Agreement

On January 9, 2023, the Company completed its acquisition of Catheter Precision, Inc., a privately-held Delaware corporation (“Catheter”), pursuant to an Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Catheter, Rapid Merger Sub 1, Inc., a newly-created wholly-owned subsidiary of the Company (“First Merger Sub”), and Rapid Merger Sub 2, LLC, a newly-created wholly owned subsidiary of the Company (“Second Merger Sub” and together with First Merger Sub, the “Merger Subs”), entered into on January 9, 2023, pursuant to which the First Merger Sub merged with and into Catheter, with Catheter being the surviving corporation (the “First Merger Surviving Company”) and a wholly-owned subsidiary of the Company (the “First Effective Time”), and then, immediately following the First Effective Time, and as part of the same overall transaction, the First Merger Surviving Company merged with and into the Second Merger Sub (the “Second Effective Time”), with the Second Merger Sub being the surviving limited liability company (the “Second Merger Surviving Company”) (such transactions collectively, the “Merger,” with the Company following the Merger being referred to herein as the “Post-Merger Combined Company”). The Merger Agreement amends and restates in its entirety the Agreement and Plan of Merger (the “Original Agreement”) entered into between the parties to the Original Agreement on September 9, 2022.

Immediately upon the First Effective Time, each share of common stock of Catheter, par value $0.001 (“Catheter Common Stock”) issued and outstanding immediately prior to the First Effective Time (subject to certain exclusions set forth in the Merger Agreement) was converted into the right to receive a number of shares of a new class of the Company’s preferred stock, designated Series X Convertible Preferred Stock, par value $0.0001 per share (the “Series X Preferred Stock”). All outstanding options to purchase Catheter Common Stock (“Catheter Options”) were assumed and converted, at the First Effective Time, into options to purchase, in the aggregate, approximately 753,694 shares of Ra Medical Common Stock (“New Company Options”), representing a conversion at the Merger exchange ratio of approximately .6705.  Each share of Series X Preferred Stock is contingently convertible into one thousand (1,000) shares of Company Common Stock, subject to shareholder approval and certain ownership blockers described below and has no voting rights.

The shares of Series X Preferred Stock issued in the Merger were allocated as follows: The total number of shares of Company Common Stock allocated to all Catheter stakeholders (including stockholders, debtholders and option holders) was approximately 15,403,255 shares. After subtracting approximately 753,694 shares of Company Common Stock allocated to underlie assumed Catheter options, the number of shares of Ra Medical Common Stock allocated to Catheter debtholders and stockholders, in the aggregate, was approximately 14,649,561. This number was divided by 1,000, to arrive at a total of 14,649.561 shares of Series X Preferred Stock issuable to Catheter debtholders and stockholders.

The Series X Preferred Stock issued in the Merger may become convertible (the “Common Conversion Feature”) into Ra Medical Common Stock upon satisfaction of specified conditions, including subsequent approval of the Common Conversion Feature by pre-Closing holders of Company Common Stock. The Series X Preferred Stock, and any Company Common Stock issued in concurrent financings, will not be entitled to vote in connection with such approval.

Even if the Common Conversion Feature is approved by the pre-Closing holders of Company Common Stock, a significant portion of the Series X Preferred Stock held by former Catheter stakeholders will not convert to Company Common Stock and must be held as Series X Preferred Stock indefinitely, due to contractual provisions that provide that the holders of Series X Preferred Stock cannot convert into more than 40% of the outstanding Company Common Stock on the date of Ra Medical shareholder approval of the Common Conversion Feature, including all shares issued in connection with this Preferred Conversion Proposal and any other shares of Common Stock issued in connection with the financings described in the Warrant Exercise Proposal and the Unit Securities Issuance, Exercise and Conversion Proposal (the “Aggregate Ownership Blocker”). Also, the ability to convert the Series X Preferred Stock will be subject to a beneficial ownership conversion “blocker” that prevents the holder from acquiring shares of Ra Medical Common Stock by converting the Series X Preferred Stock to the extent that such shares would result in the holder having, post-conversion, beneficial ownership of Ra Medical Common Stock above a pre-set threshold (to be set between 0.99% and 19.99% at the discretion of the holder) on the date that the Common Conversion Feature is approved by the pre-Closing holders of Company Common Stock (the “Beneficial Ownership Blocker”). The Aggregate Ownership Blocker and the Beneficial Ownership Blocker may not be removed, and the Series X Preferred Stock that is not converted into Company Common Stock upon approval of the Common Conversion Feature may not be converted into Company Common Stock, unless both of the following two conditions (the “Subsequent Conversion Conditions”) are satisfied:

•	Ra Medical shall have applied for and been approved for initial listing on the NYSE American or another national securities exchange or shall have been delisted from the NYSE American; and
•	eighteen months shall have passed since the closing of the Merger.

The Merger Agreement provides that Ra Medical is obligated to use commercially reasonable efforts to file a registration statement covering the resale of the shares of Company Common Stock issuable pursuant to the Merger Agreement no later than ninety (90) days following the closing of the Merger and cause the registration statement to become effective no later than one hundred twenty (120) days after the filing of such registration statement. Furthermore, Ra Medical is obligated to file a registration statement on Form S-8 (or any successor form, or if Form S-8 is not available, other appropriate forms) with respect to the shares of Company Common Stock subject to the New Company Options and shall use its reasonable best efforts to maintain the effectiveness of such registration statement or registration statements (and maintain the current status of the prospectus or prospectuses contained therein) for so long as the New Company Options remain outstanding and are required to be registered.

Pursuant to the terms of the Merger Agreement, the Company is obligated to take any and all additional action necessary under applicable law to call, give notice of and hold a meeting of its stockholders, using commercially reasonable efforts to hold such stockholder meeting promptly following the date of the Merger Agreement, to consider and vote to approve, among other matters, the conversion of the Series X Preferred Stock issued in connection with the Merger.

Support Agreements

In connection with the execution of the Merger Agreement, the Company entered into stockholder support agreements (the “Support Agreements”) with the Company’s directors, officers and certain stockholders of the Company. The Support Agreements provide that, among other things, each of the stockholders has agreed to vote or cause to be voted all of the shares of Common Stock owned by such stockholder in favor of certain matters, including Proposal Nos. 1, 2, and 3. Approximately __ shares of Common Stock are subject to the Support Agreements.

The foregoing description of the material terms of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8‑K filed with the SEC on January 13, 2023.

Description of Series X Convertible Preferred Stock

Conversion. Subject to stockholder approval of this Proposal No. 3, the Series X Convertible Preferred Stock is convertible into Common Stock at rate of approximately 1,000 shares of Common Stock for every one share of Series X Convertible Preferred Stock that is converted. Following stockholder approval of this Proposal No. 3, effective at 5:00 p.m. (Eastern time) on the second business day after the date on which such stockholder approval is received each outstanding share of Series X Convertible Preferred Stock will automatically convert into approximately 1,000 shares of Common Stock, subject to the blockers described above and except that the number of shares of Common Stock into which the shares of Series X Preferred Stock can then be converted upon such exercise shall not exceed the maximum number of unissued and otherwise unreserved shares of Common Stock which the Company may issue under its Certificate of Incorporation at any given time. The remaining outstanding shares of Series X Convertible Preferred Stock will not convert into Common Stock until the Subsequent Conversion Conditions are satisfied.

Voting Rights. Except as otherwise required by law, the Series X Convertible Preferred Stock does not have voting rights. However, as long as any shares of Series X Convertible Preferred Stock are outstanding, the Company will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series A Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series X Convertible Preferred Stock, (b) alter or amend the Certificate of Designation, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Series X Convertible Preferred Stock, (d) issue further shares of Series X Convertible Preferred Stock or increase or decrease the number of authorized shares of Series X Convertible Preferred Stock, (e) prior to the stockholder approval of the Preferred Conversion Proposal, consummate either a Fundamental Transaction (as defined in the Certificate of Designation) or any transaction involving a change of control of the Company, or (f) enter into any agreement with respect to any of the foregoing.

Dividends. Holders of Preferred Stock are entitled to receive dividends on shares of Series X Convertible Preferred Stock equal, on an as-if-converted-to-Common-Stock basis, and in the same form as dividends actually paid on shares of the Common Stock. Additionally, if Proposal No. 3 is not approved by the stockholders, then with respect to any shares of Series X Convertible Preferred Stock that remain outstanding on or following the six month anniversary of the date of issuance, and so long as any shares of Series X Convertible Preferred Stock remain outstanding, such shares will accrue an annual cash dividend of $15.00 per share, payable each quarter until stockholder approval is obtained.

Liquidation and Dissolution. The Series X Convertible Preferred Stock ranks on parity with Common Stock upon any liquidation, dissolution or winding-up of the Company.

Interests of Certain Parties

As described in the Company’s Current Report on Form 8-K filed with the SEC on January 13, 2023, in connection with the Merger, our Board of Directors appointed David Jenkins as the Company’s Executive Chairman, and elected Mr. Jenkins and James Caruso to the Company’s Board of Directors. In his capacity as Executive Chairman, Mr. Jenkins is entitled to an annual base salary of $300,000. At the closing of the Merger, the Company repaid approximately $1,075,000 of personal, interest free loans made by Mr. Jenkins to Catheter. Mr. Jenkins’ daughter, Missiaen Huck, serves as non-executive chief operating officer of the Company’s Catheter subsidiary, at an annual salary of $165,000. She is also eligible to participate in in the Company’s bonus and stock incentive plans for officers and employees. In connection with the Merger, Mr. Jenkins and affiliates received approximately 9,182.089 shares of Series X Convertible Preferred Stock, four of his adult children, including Ms. Huck, received in the aggregate approximately 1,284.342 shares of Convertible Preferred Stock, and Ms. Huck received converted options to purchase 144,168 shares of Ra Medical Common Stock at exercise prices ranging from $0.58 per share to $2.01 per share. Mr. Caruso received 9.711 shares of Series X Convertible Preferred Stock in connection with the Merger. If the Preferred Conversion Proposal is approved, the above shares of Series X Convertible Preferred Stock will convert into Company Common Stock at the same ratio as will all other outstanding shares of Series X Convertible Preferred Stock; provided, however, that due to the application of the ownership blockers described above, only that portion of Mr. Jenkins’ Series X Convertible Preferred Stock holdings will convert that equates to beneficial ownership of 19.99% of the outstanding Company Common Stock on the date of Ra Medical shareholder approval of the Common Conversion Feature, including all shares issued in connection with this Preferred Conversion Proposal and any other shares of Common Stock issued in connection with the financings described in the Warrant Exercise Proposal and the Unit Securities Issuance, Exercise and Conversion Proposal.

Reasons for Stockholder Approval

Our Common Stock is listed on the NYSE American, and, as such, the Company is subject to the applicable rules of the NYSE American, including NYSE American Company Guide Section 712(b), which requires stockholder approval in connection with the acquisition of another company if the NYSE American-listed company will issue more than 20% of its then outstanding common stock. Thus, in order to permit the issuance of Common Stock upon conversion of the Series X Convertible Preferred Stock, the Company must first obtain stockholder approval of this issuance.

Possible Effects of the Proposal

If the stockholders do not approve this Proposal No. 3, then the Series X Convertible Preferred Stock will remain outstanding in accordance with its terms. If stockholders have not approved the conversion of the Series X Convertible Preferred Stock into Common Stock by July 9, 2023 (6 months following the date of the closing date of the Merger, or the “Dividend Date”), then holders of the Series X Convertible Preferred Stock shall, with respect to each share of Series X Convertible Preferred Stock outstanding, be entitled to receive an annual cash dividend of $15.00 per share payable each quarter. Based on approximately 14,649.561 shares of Series X Convertible Preferred Stock currently outstanding, this would equate to an annual cash outlay of approximately $220,000. Given the Company’s need to ensure sufficient operating capital to develop its business, the Company believes that it is important that stockholder approval of the conversion of the Series X Convertible Preferred Stock be obtained in order to avoid incurring this ongoing liability.

Required Vote

The affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy at the Special Meeting and casting votes affirmatively or negatively thereon, excluding the 331,608 shares issued in connection with the repriced Existing Warrants, is required for approval of the Preferred Conversion Proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Board Recommendation

Our board of directors recommends a vote “FOR” the approval of the Preferred Conversion Proposal.

PROPOSAL NO. 4

APPROVAL OF THE AUDITOR RATIFICATION PROPOSAL

Background

On June 3, 2022, our stockholders ratified the appointment of Haskell & White LLP (“Haskell & White”) as our independent registered public accounting firm for the fiscal year ended December 31, 2022. Now that we have completed our acquisition of Catheter, and in light of the changes to our business as a result thereof, we are asking stockholders to once again ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for our fiscal year ended December 31, 2022. Stockholder ratification of the appointment of Haskell & White is not required by our bylaws or other applicable legal requirements. However, our board is submitting the appointment of Haskell & White to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Given that a representative of Haskell & White attended our 2021 Annual Meeting, where they were available to respond to appropriate questions and had the opportunity to make a statement, representatives of Haskell & White will not be present at the special meeting, will not be available to respond to questions and will not be making a statement at the special meeting.

Change of Independent Registered Public Accounting Firm

On April 2, 2021, following an evaluation of audit fees and costs and at the direction of our audit committee, we chose not to renew the engagement of Deloitte & Touche LLP, or Deloitte & Touche, which was then serving as the Company’s independent registered public accounting firm. We notified Deloitte & Touche on April 2, 2021 that it would be dismissed as our independent registered public accounting firm, effective immediately. The decision to change independent registered public accounting firms was approved by the audit committee.

Deloitte & Touche’s reports on the Company’s financial statements as of and for the fiscal years ended December 31, 2020 and 2019 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

Fees Paid to the Independent Registered Public Accounting Firms

The following table represents aggregate fees for services provided to us in the fiscal years ended December 31, 2022 and 2021 by Haskell & White LLP and Deloitte & Touche LLP, our current and former independent registered public accounting firms, respectively. Following the creation of our audit committee in 2018, all fees paid to the independent registered public accounting firms were pre-approved by the audit committee:

	Fiscal Year Ended December 31,
	2022	2021
Audit Fees (1)	$239,550	$223,678
Audit-Related Fees (2)	127,870	188,122
Tax Fees (3)	—	—
All Other Fees (4)	—	—
Total Fees	$367,420	$411,800

(1)

“Audit Fees” consist of fees billed for professional services rendered during the respective fiscal year in connection with the audit of our annual financial statements, review of our quarterly financial statements, and services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)	“Audit-Related Fees” consist of fees billed for professional services rendered in connection with our Forms S-1, S-3 and S-8 registration statements.

(3)

“Tax Fees” consist of permissible tax compliance and tax advisory service fees. Haskell & White and Deloitte & Touche did not bill us for any tax fees for the fiscal years ended December 31, 2022 and 2021.

(4)	“All Other Fees” consist of fees billed for services other than the services reported in Audit Fees and Tax Fees.

Auditor Independence

In the fiscal years ended December 31, 2022 and 2021, there were no other professional services provided by Haskell & White or Deloitte & Touche that would have required our audit committee to consider their compatibility with maintaining the independence of Haskell & White or Deloitte & Touche.

Pre-Approval Policy

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants and the related estimated fees. These services may include audit services, audit-related services, tax services and other services. Our audit committee generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accounting firm and management are required to periodically report to our audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals, and the fees for the services performed to date. Following the creation of our audit committee in 2018, all of the services of Haskell & White and Deloitte & Touche for the fiscal years ended December 31, 2022 and 2021 described above were pre-approved by our audit committee.

Possible Effects of the Proposal

If the appointment is not ratified by our stockholders, it will have no impact on our retention of Haskell & White for the fiscal year ended December 31, 2022, but our audit committee will take that vote into consideration when determining whether it should appoint another independent registered public accounting firm with respect to the fiscal year ending December 31, 2023.

Required Vote

The affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the special meeting and casting votes affirmatively or negatively thereon is required for approval of the auditor ratification proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Broker non-votes and abstentions have the same effect by making a quorum more readily attainable but will not otherwise affect the outcome of the vote on this proposal.

Recommendation of the Board of Directors

Our board of directors recommends a vote “FOR” the approval of the Auditor Ratification Proposal.

PROPOSAL NO. 5

APPROVAL OF THE ADJOURNMENT PROPOSAL

General

If the Company fails to receive a sufficient number of votes to approve Proposal Nos. 1, 2, 3 and/or 4, the Company may propose to adjourn or postpone the Special Meeting. The Company currently does not intend to propose adjournment or postponement at the Special Meeting if there are sufficient votes to approve Proposal Nos. 1, 2, 3 and 4.

Required Vote

The affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy at the Special Meeting and casting votes affirmatively or negatively thereon is required for approval of the Adjournment Proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Recommendation of the Board of Directors

Our board of directors recommends a vote “FOR” the approval of the Adjournment Proposal.

DESCRIPTION OF CAPITAL STOCK

The following description of Ra Medical common stock, preferred stock and warrants summarizes the material terms and provisions of Ra Medical common stock, preferred stock and warrants. The following description of Ra Medical’s capital stock does not purport to be complete and is subject to, and qualified in its entirety by (i) Ra Medical’s amended and restated certificate of incorporation, as it may be amended, referred to in this section as the certificate of incorporation, and Ra Medical’s amended and restated bylaws, as may be amended, referred to in this section as the bylaws, which have been filed as Exhibits 3.1, 3.2 and 3.3 of Ra Medical’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 24, 2022, and Exhibit 3.1 to Ra Medical’s Current Report on Form 8-K filed with the SEC on August 17, 2022. The terms of Ra Medical capital stock may also be affected by Delaware law. The terms of the Series E Warrants and the Pipe Warrants are incorporated herein by reference to Proposal Nos. 1 and 2, respectively. The terms of the Series A Convertible Preferred Stock and the Series X Convertible Preferred Stock are incorporated herein by reference to Proposal Nos. 2 and 3, respectively.

General

Our authorized capital stock consists of 310,000,000 shares, all with a par value of $0.0001 per share, of which:

•	300,000,000 shares are designated as common stock; and
•	10,000,000 shares are designated as preferred stock.

As of February 3, 2023, we had [2,492,896] outstanding shares of common stock held of record by [__] stockholders.

In addition, as of February 3, 2023, [1,502] shares of our common stock were subject to outstanding awards under our equity incentive plans, of which [1,427] shares of common stock were issuable upon exercise of options outstanding as of February 3, 2023, at a weighted average exercise price of $16,243.55 per share, [75] shares of common stock were issuable upon the vesting of restricted stock units outstanding as of February 3, 2023, and [794,189] shares of common stock were subject to outstanding warrants. In addition, in connection with the Merger, the Company assumed existing Catheter options, which were converted into options to purchase an aggregate of approximately 753,694 shares of Company Common Stock at purchase prices ranging from $0.58 to $5.22 per share.

Common Stock

The holders of common stock are entitled to one vote per share on all matters submitted to a vote of our stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Subject to preferences that may be applicable to any preferred stock outstanding at the time, the holders of outstanding shares of common stock are entitled to receive ratably any dividends declared by our board of directors out of assets legally available. Upon our liquidation, dissolution or winding up, holders of our common stock, as well as our warrants, are entitled to share ratably in all assets remaining after payment of liabilities and the liquidation preference of any then outstanding shares of preferred stock. Holders of common stock have no preemptive or conversion rights or other subscription rights. There are no redemption or sinking fund provisions applicable to the common stock.

Preferred Stock

Pursuant to our certificate of incorporation, our board of directors has the authority, without further action by the stockholders, to issue from time to time up to 10,000,000 shares of preferred stock in one or more series. Our board of directors may designate the rights, preferences, privileges and restrictions of the preferred stock, including dividend rights, conversion rights, voting rights, redemption rights, liquidation preference, sinking fund terms and the number of shares constituting any series or the designation of any series. The issuance of preferred stock could have the effect of restricting dividends on the common stock, diluting the voting power of the common stock, impairing the liquidation rights of the common stock or delaying, deterring or preventing a change in control. Such issuance could have the effect of decreasing the market price of the common stock. See Proposal No. 3 for a description of our currently outstanding Series X Convertible Preferred Stock. See Proposal No. 2 for a description of the Series A Convertible Preferred Stock that we propose to issue. Except as noted in Proposal No. 2, we currently have no plans to issue any additional shares of preferred stock.

Series A Warrants, Series B Warrants and Pre-Funded Warrants

Background

On February 4, 2022, Ra Medical entered into a firm commitment underwritten public offering under which the Company sold (i) 190,700 units, priced at a public offering price of $25.00 per unit, with each unit consisting of one share of common stock, one warrant to purchase one share of common stock at an exercise price of $25.00 per share that expires on the first anniversary of the date of issuance (a “Series A Warrant”) and one warrant to purchase one share of common stock at an exercise price of $25.00 per share that expires on the seventh anniversary of the date of issuance (a “Series B Warrant”), and (ii) 289,357 pre-funded units, priced at a public offering price of $24.995 per unit, with each pre-funded unit consisting of one pre-funded warrant to purchase one share of common stock at an exercise price of $0.0051 per share that expires on the twentieth anniversary of the date of issuance, one Series A Warrant and one Series B Warrant. Each Series A Warrant was originally exercisable at a price per share of common stock of $25.00, each Series B Warrant was originally exercisable at a price per share of common stock $25.00 and each pre-funded warrant was exercisable at a price per share of common stock of $0.005. Each Series A and Series B Warrant and pre-funded warrant was immediately exercisable. On July 22, 2022, we reduced the exercise price of the Series A and Series B warrants from $25.00 per share to $14.00 per share (the “A and B Warrant Repricing”).

Series A Warrant

The following description of the Series A Warrants is a summary of the material terms of the Series A Warrants and is qualified in its entirety by reference to the provisions of the Series A Warrant, the form of which is filed as Exhibit 4.8 to Amendment No. 3 to our Registration Statement on Form S-1 filed with the SEC on February 3, 2022.

Duration and Exercise Price. Each Series A Warrant has an exercise price per share equal to $14.00. The Series A Warrant is currently exercisable and will expire on the first anniversary of the original issuance date. The exercise price and number of shares of common stock issuable upon exercise is subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our shares of common stock and the exercise price.

Exercisability. The Series A Warrants are exercisable, at the option of the holder, in whole or in part, by delivering to us a duly executed exercise notice accompanied by payment in full for the number of shares of common stock purchased upon such exercise (except in the case of a cashless exercise, as discussed below). A holder (together with its affiliates) may not exercise any portion of the Series A Warrant to the extent that the holder would own more than 4.99% (or, at the election of the holder, 9.99%) of the outstanding shares of common stock immediately after exercise. However, upon notice from the holder to us, the holder may decrease or increase the holder’s beneficial ownership limitation, which may not exceed 9.99% of the number of outstanding shares of common stock immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Series A Warrants, provided that any increase in the beneficial ownership limitation will not take effect until 61 days following notice to us. Purchasers of Series A Warrants could also elect, prior to the issuance of the Series A Warrants, to have the initial exercise limitation set at 9.99% of our outstanding shares of common stock. No fractional shares will be issued in connection with the exercise of a Series A Warrant. In lieu of fractional shares, we will either pay the holder an amount in cash equal to the fractional amount multiplied by the exercise price or round down to the next whole share.

Cashless Exercise. If, at the time a holder exercises its Series A Warrants, a registration statement registering the issuance of the shares of common stock underlying the Series A Warrants under the Securities Act is not then effective or available, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of common stock determined according to a formula set forth in the common Series A Warrants.

Transferability. Subject to applicable laws, a Series A Warrant may be transferred at the option of the holder upon surrender of the Series A Warrant to us together with the appropriate instruments of transfer.

Exchange Listing. There is no trading market available for the Series A Warrants on any securities exchange or nationally recognized trading system. We do not intend to list the Series A Warrants on any securities exchange or nationally recognized trading system.

Rights upon Distribution of Assets. In the event that Ra Medical declares or makes any dividend or other distribution of its assets to holders of Ra Medical common stock, the warrant holder will be entitled to participate in such distribution to the same extent that such holder would have participated therein if the holder had held the number of shares of Ra Medical common stock acquirable upon exercise of the warrants.  To the extent that any warrant has not been partially or completely exercised at the time of such dividend or distribution, such portion of the dividend or distribution shall be held in abeyance for the benefit of the holder until the holder has exercised the warrant.

Right as a Stockholder. Except as otherwise provided in the Series A Warrants or by virtue of such holder’s ownership of our shares of common stock, the holders of the Series A Warrants do not have the rights or privileges of holders of our shares of common stock, including any voting rights, until they exercise their Series A Warrants.

Fundamental Transaction. In the event of a fundamental transaction, as described in the Series A Warrants and generally including any reorganization, recapitalization or reclassification of our shares of common stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of more than 50% of our outstanding shares of common stock, or any person or group becoming the beneficial owner of 50% of the voting power represented by our outstanding shares of common stock, the holders of the Series A Warrants will be entitled to receive upon exercise of the Series A Warrants the kind and amount of securities, cash or other property that the holders would have received had they exercised the Series A Warrants immediately prior to such fundamental transaction.

Series B Warrants

The following description of the Series B Warrants is a summary of the material terms of the Series B Warrants and is qualified in its entirety by reference to the provisions of the Series B Warrant, the form of which is filed as Exhibit 4.9 to Amendment No. 3 to our Registration Statement on Form S-1 filed with the SEC on February 3, 2022.

Duration and Exercise Price. Each Series B Warrant has an exercise price per share equal to $14.00. The Series B Warrants are currently exercisable and will expire on the seventh anniversary of the original issuance date. The exercise price and number of shares of common stock issuable upon exercise is subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our shares of common stock and the exercise price.

Exercisability. The Series B Warrants are exercisable, at the option of the holder, in whole or in part, by delivering to us a duly executed exercise notice accompanied by payment in full for the number of shares of common stock purchased upon such exercise (except in the case of a cashless exercise, as discussed below). A holder (together with its affiliates) may not exercise any portion of the Series B Warrant to the extent that the holder would own more than 4.99% (or, at the election of the holder, 9.99%) of the outstanding shares of common stock immediately after exercise. However, upon notice from the holder to us, the holder may decrease or increase the holder’s beneficial ownership limitation, which may not exceed 9.99% of the number of outstanding shares of common stock immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Series B Warrants, provided that any increase in the beneficial ownership limitation will not take effect until 61 days following notice to us. Purchasers of Series B Warrants could also elect, prior to the issuance of the Series B Warrants, to have the initial exercise limitation set at 9.99% of our outstanding shares of common stock. No fractional shares will be issued in connection with the exercise of a Series B Warrant. In lieu of fractional shares, we will either pay the holder an amount in cash equal to the fractional amount multiplied by the exercise price or round down to the next whole share.

Cashless Exercise. If, at the time a holder exercises its Series B Warrants, a registration statement registering the issuance of the shares of common stock underlying the Series B Warrants under the Securities Act is not then effective or available, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of common stock determined according to a formula set forth in the Series B Warrants.

Transferability. Subject to applicable laws, a Series B Warrant may be transferred at the option of the holder upon surrender of the Series B Warrant to us together with the appropriate instruments of transfer.

Exchange Listing. There is no trading market available for the Series B Warrants on any securities exchange or nationally recognized trading system. We do not intend to list the Series B Warrants on any securities exchange or nationally recognized trading system.

Rights upon Distribution of Assets. In the event that Ra Medical declares or makes any dividend or other distribution of its assets to holders of Ra Medical common stock, the warrant holder will be entitled to participate in such distribution to the same extent that such holder would have participated therein if the holder had held the number of shares of Ra Medical common stock acquirable upon exercise of the warrants.  To the extent that any warrant has not been partially or completely exercised at the time of such dividend or distribution, such portion of the dividend or distribution shall be held in abeyance for the benefit of the holder until the holder has exercised the warrant.

Right as a Stockholder. Except as otherwise provided in the Series B Warrants or by virtue of such holder’s ownership of our shares of common stock, the holders of the Series B Warrants do not have the rights or privileges of holders of our shares of common stock, including any voting rights, until they exercise their Series B Warrants.

Fundamental Transaction. In the event of a fundamental transaction, as described in the Series B Warrants and generally including any reorganization, recapitalization or reclassification of our shares of common stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of more than 50% of our outstanding shares of common stock, or any person or group becoming the beneficial owner of 50% of the voting power represented by our outstanding shares of common stock, the holders of the Series B Warrants will be entitled to receive upon exercise of the Series B Warrants the kind and amount of securities, cash or other property that the holders would have received had they exercised the warrants immediately prior to such fundamental transaction.

Pre-Funded Warrants

The following description of the pre-funded warrants is a summary of the material terms of the pre-funded warrants and is qualified in its entirety by reference to the provisions of the pre-funded warrant, the form of which is filed as Exhibit 4.10 to Amendment No. 3 to our Registration Statement on Form S-1 filed with the SEC on February 3, 2022.

Duration and Exercise Price. Each pre-funded warrant has an exercise price per share equal to $0.005. The pre-funded warrants are currently exercisable and may be exercised for a period of 20 years following the date of issuance. The exercise price and number of shares of common stock issuable upon exercise is subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our shares of common stock and the exercise price. The pre-funded warrants were issued in certificate form.

Exercisability. The pre-funded warrants are exercisable, at the option of the holder, in whole or in part, by delivering to us a duly-executed exercise notice accompanied by payment in full for the number of shares of common stock purchased upon such exercise (except in the case of a cashless exercise as discussed below). Purchasers of the pre-funded warrants could elect to deliver their exercise notice following the pricing of the offering and prior to the issuance of the pre-funded warrants at closing to have their pre-funded warrants exercised immediately upon issuance and receive shares of common stock underlying the pre-funded warrants upon closing of this offering. A holder (together with its affiliates) may not exercise any portion of the pre-funded warrant to the extent that the holder would own more than 4.99% (or, at the election of the holder, 9.99%) of the outstanding shares of common stock immediately after exercise. However, upon notice from the holder to us, the holder may decrease or increase the beneficial ownership limitation, which may not exceed 9.99% of the number of shares of common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the pre-funded warrants, provided that any increase in the beneficial ownership limitation will not take effect until 61 days following notice to us. No fractional shares of common stock will be issued in connection with the exercise of a pre-funded warrant. In lieu of fractional shares, we will either pay the holder an amount in cash equal to the fractional amount multiplied by the exercise price or round down to the next whole share.

Cashless Exercise. At any time, in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of the shares of common stock determined according to a formula set forth in the pre-funded warrants.

Transferability. Subject to applicable laws, a pre-funded warrant may be transferred at the option of the holder upon surrender of the pre-funded warrant to us together with the appropriate instruments of transfer.

Exchange Listing. There is no trading market available for the pre-funded warrants on any securities exchange or nationally recognized trading system. We do not intend to list the pre-funded warrants on any securities exchange or nationally recognized trading system.

Rights upon Distribution of Assets. In the event that Ra Medical declares or makes any dividend or other distribution of its assets to holders of Ra Medical common stock, the warrant holder will be entitled to participate in such distribution to the same extent that such holder would have participated therein if the holder had held the number of shares of Ra Medical common stock acquirable upon exercise of the warrants.  To the extent that any warrant has not been partially or completely exercised at the time of such dividend or distribution, such portion of the dividend or distribution shall be held in abeyance for the benefit of the holder until the holder has exercised the warrant.

Right as a Stockholder. Except as otherwise provided in the pre-funded warrants or by virtue of such holder’s ownership of our shares of common stock, the holders of the pre-funded warrants do not have the rights or privileges of holders of our shares of common stock, including any voting rights, until they exercise their pre-funded warrants.

Fundamental Transaction. In the event of a fundamental transaction, as described in the pre-funded warrants and generally including any reorganization, recapitalization or reclassification of our shares of common stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of more than 50% of our outstanding shares of common stock, or any person or group becoming the beneficial owner of 50% of the voting power represented by our outstanding shares of common stock, the holders of the pre-funded warrants will be entitled to receive upon exercise of the pre-funded warrants the kind and amount of securities, cash or other property that the holders would have received had they exercised the pre-funded warrants immediately prior to such fundamental transaction.

Series C Warrants

Background

On July 22, 2022, we reduced the exercise price of all of Ra Medical’s outstanding warrants, consisting of Series A and Series B warrants that were issued in our February 2022 public offering, from $25.00 per share to $14.00 per share (the “C Warrant Repricing”). Following the C Warrant Repricing, we entered into warrant inducement offer letters (the “Inducement Letters”), with certain investors to immediately exercise all of the Series A and Series B warrants held by such investors. In response to the Inducement Letters, investors exercised approximately 0.4 million Series A warrants and no Series B warrants. Investors who exercised their Series A warrants received Series C warrants to purchase 100% of the shares exercised pursuant to the Series A warrants. The Series C warrants and the shares underlying the Series C warrants are unregistered and were issued in a private placement pursuant to Section 4(a)(2) of the Securities Act.

The following description of the Series C Warrants is a summary of the material terms of the Series C Warrants and is qualified in its entirety by reference to the provisions of the Series C Warrant, the form of which is filed as Exhibit 4.1 to our Form 8-K filed with the SEC on July 22, 2022.

Duration and Exercise Price. The Series C Warrants have an exercise price of $14.00 per share and a term of five years.

Adjustment. For so long as the warrants remains outstanding, the exercise price and number of shares of Ra Medical common stock issuable upon exercise of the warrants is subject to adjustment as follows: (a) upon payment of a stock dividend or other distribution on a class or series of shares Ra Medical common stock, not including shares issued under the warrants; (b) upon subdivision (by stock spilt, stock dividend, recapitalization, or otherwise) or combination (by reverse stock split or otherwise) of shares of Ra Medical common stock; or (c) upon the issuance of any shares of capital stock by reclassification of shares of the Ra Medical common stock.

Rights upon Distribution of Assets. In the event that Ra Medical declares or makes any dividend or other distribution of its assets to holders of Ra Medical common stock, the warrant holder will be entitled to participate in such distribution to the same extent that such holder would have participated therein if the holder had held the number of shares of Ra Medical common stock acquirable upon exercise of the warrants. To the extent that any warrant has not been partially or completely exercised at the time of such dividend or distribution, such portion of the dividend or distribution shall be held in abeyance for the benefit of the holder until the holder has exercised the warrant.

Fundamental Transaction. In the event of a Fundamental Transaction, as described in the warrants and generally including the sale, transfer or other disposition of all or substantially all of our properties or assets; our consolidation or merger with or into another person or reorganization; a recapitalization, reorganization or reclassification in which Ra Medical common stock is converted into other securities, cash or property; or any acquisition of outstanding Ra Medical common stock that results in any person or group becoming the beneficial owner of 50% of the voting power represented by outstanding Ra Medical common stock, then the holders of the warrants will be entitled to receive, for each warrant share that would have been issuable upon exercise of the warrants immediately prior to the Fundamental Transaction, the number of shares of common stock of the successor or acquiring corporation or of Ra Medical, if it is the surviving corporation, and any additional consideration receivable as a result of such Fundamental Transaction by a holder of the number of shares of common stock for which such warrants are exercisable immediately prior to the Fundamental Transaction.

Transferability; Resale. Subject to applicable laws and restrictions on transfer, the warrants may be transferred at the option of the holder. The warrants are not listed on any securities exchange or nationally recognized trading system. Ra Medical filed a registration statement on Form S-3 providing for the resale of the Series C warrant shares which became effective on September 23, 2022.

Exercisability. Immediately after being issued, the warrants were exercisable, at the option of each holder, in whole or in part, by delivering to us a duly executed exercise notice accompanied by payment in full for the number of shares of Ra Medical common stock purchased upon such exercise. If, at the time a holder exercises its warrants, a registration statement registering the issuance of the shares of Ra Medical common stock underlying the warrants under the Securities Act is not then effective or available, nor is any current prospectus thereto available, and an exemption from registration under the Securities Act is not available for the issuance of such shares, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the number of shares of Ra Medical common stock determined according to a formula set forth in the warrants.

Exercise Cap. The warrants were initially immediately exercisable with respect to 19.99% of the outstanding shares of Ra Medical common stock (determined as of the date of issuance of the Series C warrants), with the remainder of the Series C warrants exercisable on September 20, 2022, the date upon which Ra Medical stockholders approved a proposal allowing for the exercise of all of the Series C warrants, pursuant to the rules and regulations of the NYSE American.

Limitations on Exercise. A holder (together with its affiliates) may not exercise any portion of the warrants to the extent that the holder would own more than 4.99% of the outstanding Ra Medical common stock after exercise (the “Beneficial Ownership Limitation”), except that upon at least 61 days’ prior notice from the holder to us, the holder may increase the Beneficial Ownership Limitation up to 9.99% of the number of shares of Ra Medical common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the warrants. No fractional shares of Ra Medical common stock will be issued in connection with the exercise of a warrants. In lieu of fractional shares, we will either pay the holder an amount in cash equal to the fractional amount multiplied by the exercise price or round up to the next whole share.

 Right as a Stockholder. Except as otherwise provided in the warrants or by virtue of such holder’s ownership of shares of our common stock, the holders of the warrants do not have the rights or privileges of holders of our common stock, including any voting rights, unless and until they exercise their warrant.

Waivers and Amendments. Any term of the warrants may be amended or waived with our written consent and the written consent of the holders.

Cashless Exercise. If, at the time a holder exercises its Series C Warrants, a registration statement registering the issuance of the shares of common stock underlying the Series C Warrants under the Securities Act is not then effective or available, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of common stock determined according to a formula set forth in the common Series C Warrants.

Exchange Listing. There is no trading market available for the Series C Warrants on any securities exchange or nationally recognized trading system. We do not intend to list the Series C Warrants on any securities exchange or nationally recognized trading system.

Anti-Takeover Effects of Delaware Law and our Certificate of Incorporation and Bylaws

The provisions of Delaware law, our certificate of incorporation and our bylaws contain provisions that could have the effect of delaying, deferring or discouraging another person from acquiring control of our company. These provisions and certain provisions of Delaware law, which are summarized below, may have the effect of discouraging takeover bids, coercive or otherwise, and may also inhibit temporary fluctuations in the market price of our common stock that often result from actual or rumored hostile takeover attempts. They are also designed, in part, to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of increased protection of our potential ability to negotiate with an unfriendly or unsolicited acquirer outweigh the disadvantages of discouraging a proposal to acquire us because negotiation of these proposals could result in an improvement of their terms. These provisions could also have the effect of preventing changes in our management. It is also possible that these provisions could make it more difficult to accomplish transactions that stockholders might otherwise deem to be in their best interests.

Issuance of Undesignated Preferred Stock. As discussed above under “Preferred Stock,” our board of directors has the ability to designate and issue preferred stock with voting or other rights or preferences that could deter hostile takeovers or delay changes in our control or management.

Limits on Ability of Stockholders to Act by Written Consent or Call a Special Meeting. Our certificate of incorporation provides that our stockholders may not act by written consent. This limit on the ability of stockholders to act by written consent may lengthen the amount of time required to take stockholder actions. As a result, the holders of a majority of our capital stock would not be able to amend the bylaws or remove directors without holding a meeting of stockholders called in accordance with the bylaws. In addition, our bylaws provide that special meetings of the stockholders may be called only by the chairperson of the board, our chief executive officer or president (in the absence of a chief executive officer) or a majority of our board of directors. A stockholder may not call a special meeting, which may delay the ability of our stockholders to force consideration of a proposal or for holders controlling a majority of our capital stock to take any action, including the removal of directors.

Advance Requirements for Advance Notification of Stockholder Nominations and Proposals. Our bylaws establish advance notice procedures with respect to stockholder proposals and the nomination of candidates for election as directors, other than nominations made by or at the direction of our board of directors or a committee of the board of directors. These advance notice procedures may have the effect of precluding the conduct of certain business at a meeting if the proper procedures are not followed and may also discourage or deter a potential acquirer from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempt to obtain control of our company.

Board Classification. Our certificate of incorporation provides that our board of directors are divided into three classes, one class of which is elected each year by our stockholders. The directors in each class will serve for a three-year term. Our classified board of directors may tend to discourage a third party from making a tender offer or otherwise attempting to obtain control of us because it generally makes it more difficult for stockholders to replace a majority of the directors.

Election and Removal of Directors. Our certificate of incorporation and bylaws contain provisions that establish specific procedures for appointing and removing members of our board of directors. Under our certificate of incorporation and bylaws, vacancies and newly created directorships on our board of directors may be filled only by a majority of the directors then serving on the board of directors. Under our certificate of incorporation and bylaws, directors may be removed only for cause by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of directors.

No Cumulative Voting. The Delaware General Corporation Law provides that stockholders are not entitled to the right to cumulate votes in the election of directors unless our certificate of incorporation provides otherwise. Our certificate of incorporation and bylaws do not expressly provide for cumulative voting. Without cumulative voting, a minority stockholder may not be able to gain as many seats on our board of directors as the stockholder would be able to gain if cumulative voting were permitted. The absence of cumulative voting makes it more difficult for a minority stockholder to gain a seat on our board of directors to influence our board of directors’ decision regarding a takeover.

Amendment of Charter Provision. Any amendment of the above provisions in our certificate of incorporation would require approval by holders of at least 66 2/3% of our then outstanding capital stock entitled to vote, voting together as a single class.

Choice of Forum. Our certificate of incorporation provides that the Court of Chancery of the State of Delaware will be the exclusive forum for: (i) any derivative action or proceeding brought on our behalf; (ii) any action asserting a breach of fiduciary duty; (iii) any action asserting a claim against us arising under the Delaware General Corporation Law, our certificate or our bylaws; (iv) any action to interpret, apply, enforce or determine the validity of our certificate of incorporation or our bylaws; and (v) any action asserting a claim against us that is governed by the internal-affairs doctrine. This provision would not apply to suits brought to enforce a duty or liability created by the Exchange Act or any other claim for which the U.S. federal courts have exclusive jurisdiction. Our certificate of incorporation further provides that the federal district courts of the United States will be the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act. The enforceability of similar exclusive federal forum provisions in other companies’ organizational documents has been challenged in legal proceedings, and while the Delaware Supreme Court has ruled that this type of exclusive federal forum provision is facially valid under Delaware law, there is uncertainty as to whether other courts would enforce such provisions and that investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder.

Delaware Anti-Takeover Statute. We are subject to the provisions of Section 203 of the Delaware General Corporation Law regulating corporate takeovers. In general, Section 203 prohibits a publicly held Delaware corporation from engaging, under certain circumstances, in a business combination with an interested stockholder for a period of three years following the date the person became an interested stockholder unless:

• prior to the date of the transaction, our board of directors approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

• upon completion of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding, but not the outstanding voting stock owned by the interested stockholder, (1) shares owned by persons who are directors and also officers and (2) shares owned by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

• at or subsequent to the date of the transaction, the business combination is approved by our board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

Generally, a business combination includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. An interested stockholder is a person who, together with affiliates and associates, owns or, within three years prior to the determination of interested stockholder status, did own 15% or more of a corporation’s outstanding voting stock. We expect the existence of this provision to have an anti-takeover effect with respect to transactions our board of directors does not approve in advance. We also anticipate that Section 203 may discourage attempts that might result in a premium over the market price for the shares of common stock held by stockholders.

Transfer Agent and Registrar

The transfer agent and registrar for our common stock is American Stock Transfer & Trust Company, LLC. The transfer agent’s address is 6201 15th Avenue, Brooklyn, New York 11219, and its telephone number is 718-921-8300. Our shares of common stock are issued in uncertificated form only, subject to limited circumstances.

Market Listing

Our common stock is listed on the NYSE American under the symbol “RMED.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of January _, 2023 by:

•	each person, or group of affiliated persons, who we know to beneficially own more than 5% of our common stock;
•	each of our named executive officers;
•	each of our directors; and
•	all of our executive officers and directors as a group.

The percentage ownership information shown in the table is based on an aggregate of [2,492,896] shares of our common stock outstanding as of February 3, 2023.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to: (i) the exercise of stock options that are either immediately exercisable or exercisable on or before April 4, 2023, which is 60 days after February 3, 2023 (ii) RSUs held by that person that will vest within 60 days of February 3, 2023 and (iii) outstanding warrants to purchase common stock held by that person that are either immediately exercisable or exercisable on or before April 4, 2023, which is 60 days after February 3, 2023. These shares are deemed to be outstanding and beneficially owned by the person holding those options and warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise noted below, the address of each of the individuals and entities named in the table below is c/o Ra Medical Systems, Inc., 1670 Highway 160 West, Suite 205, Fort Mill, SC 29708. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

	Number of Shares of Common Stock Beneficially Owned	Percentage of Stock Beneficially Owned
5% Stockholders:
N/A
Directors and Named Executive Officers:
Jonathan Will McGuire, CEO and Secretary (1)	1,505	*
David Jenkins, Executive Chairman of the Board (2)	—	*
Brian Conn, Interim Chief Financial Officer	—	*
Andrew Jackson (3) #	205	*
James Caruso (4)	—	*
Martin Colombatto (5)	692	*
Susanne Meline (6)	2,492	*
All directors and executive officers as a group (6 persons) (7)	4,689	*

#     Mr. Jackson resigned from the Company effective May 25, 2022.

(1)	Includes 248 shares of common stock subject to options and 8 shares of common stock subject to warrants, in each case exercisable within 60 days of February 3, 2023.
(2)

Does not include 9,182.089 shares of Series X Convertible Preferred Stock held by Mr. Jenkins and his affiliates which are convertible into 9,182,089 shares of Common Stock but which may not be converted unless the Preferred Conversion Proposal is approved by the Company’s stockholders, and which are subject to certain beneficial ownership blockers. Also does not include 1,284.342 shares of Series X Convertible Preferred Stock held, in the aggregate, by four adult children of Mr. Jenkins and which are convertible into 1,284,342 shares of Common Stock, but which may not be converted unless the Preferred Conversion Proposal is approved by the Company’s stockholders, and which are subject to certain beneficial ownership blockers. Also does not include exercisable options to purchase 144,168 shares of Common Stock held by Missiaen Huck, the non-executive chief operating officer of Catheter and Mr. Jenkins’s adult daughter.

(3)	Includes 8 shares of common stock subject to warrants exercisable within 60 days of February 3, 2023.
(4)

Does not include 9.711 shares of Series X Convertible Preferred Stock held by Mr. Caruso which are convertible into 9,711 shares of Common Stock but which may not be converted unless the Preferred Conversion Proposal is approved by the Company’s stockholders, and which are subject to certain beneficial ownership blockers.

(5)

Includes (i) 74 shares of common stock subject to options exercisable within 60 days of October 31, 2022; and (ii) 30 shares held of record by M. Colombatto Trust. Martin Colombatto, a member of our board of directors, serves as trustee of the M. Colombatto Trust.

(6)

Includes (i) 1,549 shares of common stock subject to warrants exercisable within 60 days of February 3, 2023, held of record by Catalysis Partners (“CP”), and (ii) 800 shares held of record by CP. Ms. Meline has an investment interest in CP through her IRA and, together with an immediate family member, owns a controlling interest in Francis Capital Management LLC, which also has an investment interest in CP and serves as both its Managing Member and Investment Manager. Ms. Meline disclaims beneficial interest of these securities except to the extent of her pecuniary interest therein.

(7)	Includes 322 shares of common stock subject to options and 1,557 warrants, in each case exercisable within 60 days of February 3, 2023.

PROPOSALS OF STOCKHOLDERS FOR 2023 ANNUAL MEETING

Stockholders were entitled to present proper proposals for inclusion in our proxy statement and for consideration at the 2023 annual meeting of stockholders by submitting their proposals in writing to our corporate secretary so that they were received at our principal executive offices not later than the close of business (5:30 p.m. _______ time) on December 31, 2022. That deadline has passed. In addition, stockholder proposals are required to comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Pursuant to the rules promulgated by the SEC, simply submitting a proposal does not guarantee that it will be included.

For any proposal that was not submitted for inclusion in the 2023 proxy statement but is instead sought to be presented directly at the 2023 annual meeting of shareholders, in order to be properly brought before our 2023 annual meeting of stockholders, the stockholder must have given timely notice of such proposal or nomination, in proper written form. To be timely for our 2023 annual meeting of stockholders, a stockholder’s notice of a matter that the stockholder wishes to present, or the person or persons the stockholder wishes to nominate as a director, must be delivered to our corporate secretary at our principal executive offices not less than 45 days and not more than 75 days before the one-year anniversary of the date on which we first mailed our proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting. As a result, any written notice given by a stockholder pursuant to these provisions of our bylaws must be received by our corporate secretary at our principal executive offices:

•	not earlier than February 14, 2023, and
•	not later than March 16, 2023.

In the event that we hold our 2023 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary date of our 2022 annual meeting of stockholders, or Friday, June 3, 2022, then such written notice must be received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the following two dates:

•	the 90th day prior to such annual meeting; or
•	the 10th day following the day on which public announcement of the date of such meeting is first made.

To be in proper written form, a stockholder’s notice and/or proposals must include the specified information concerning the proposal or nominee as described in our bylaws. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Notices and/or proposals should be addressed to:

Ra Medical Systems, Inc.

Attention: Corporate Secretary

1670 Highway 160 West

Suite 205, Fort Mill, SC 29708

Tel: (973)-691-2000

In addition, for our 2023 annual meeting of stockholders, we will be required under new SEC Rule 14a-19 to include on our proxy card all nominees for director for whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting.  For any such director nominee to be included on our proxy card for our 2023 annual meeting of stockholders, the Corporate Secretary must receive notice under SEC Rule 14a-19 no later than April 4,

2023. Please note that the notice requirement under SEC Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our Bylaws described above.

A copy of our bylaws may be obtained by accessing Ra Medical Systems’ filings on the SEC’s website at www.sec.gov. You may also contact our corporate secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

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It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

THE BOARD OF DIRECTORS

Fort Mill, South Carolina

February __, 2023

Annex A

PRELIMINARY PROXY CARD SUBJECT TO COMPLETION, DATED [•], 2023

PROXY

RA MEDICAL SYSTEMS, INC.

Special Meeting of Stockholders

March 21, 2023 at 9:00 am Eastern Standard Time

THIS PROXY IS SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS OF RA MEDICAL SYSTEMS, INC.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement and hereby appoints Will McGuire and David Jenkins or either of them acting alone, with full power of substitution, as proxies to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of Ra Medical Systems, Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held on March 21, 2023 at 9:00 am Eastern Standard Time, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. The Special Meeting will be held in virtual only format. In order to attend the meeting, you must first register at [www.viewproxy.com/RMEDSM/2022] by _____ p.m. Eastern Standard Time on [•], 2023. After registering you will receive an e-mail containing a unique link and password that will enable you to attend the meeting and vote at the meeting and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

(Continued and to be marked dated and signed on other side)
PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting

to be held on March 21, 2023:

The Proxy Statement is available at:

[http://viewproxy.com/RMEDSM/2023]

The Board of Directors recommends a vote “FOR” the following:	The Board of Directors recommends a vote “FOR” the following:
Proposal 1.

To approve, in accordance with NYSE American Company Guide Section 713(a), the issuance of more than 19.99% of our outstanding common stock, par value $0.0001 per share (“Common Stock”) upon the exercise of our Series E Common Stock Purchase Warrants, with the right for such potential exercise to occur immediately following the date upon which our stockholders approve this proposal (the “Warrant Exercise Proposal” or “Proposal No. 1”).

Proposal 2.

To approve, in accordance with NYSE American Company Guide Section 713(a), the issuance of more than 19.99% of our outstanding common stock, par value $0.0001 per share (“Common Stock”) (a) in connection with our sale of Class A units, which contain shares of common stock and Series F and G Common Stock Purchase Warrants, and Class B units, which contain shares of Series A Convertible Preferred Stock and Series F and G Common Stock Purchase warrants, and (b) upon the exercise of the Series F and G Common Stock Purchase Warrants and conversion of Series A Convertible Preferred

Stock, with the right for such potential exercise or conversion to occur immediately following the date upon which our stockholders approve this proposal (the “Unit Securities Issuance, Exercise and Conversion Proposal” or “Proposal No. 2”).

FOR ☐ AGAINST ☐ ABSTAIN ☐
FOR ☐ AGAINST ☐ ABSTAIN ☐
The Board of Directors recommends a vote “FOR” the following:
Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐ Please indicate if you plan to attend this meeting ☐	Proposal 3.

To approve, in accordance with NYSE American Company Guide Section 712(b), the issuance of the Common Stock upon conversion of the Company’s Series X Convertible Preferred Stock, par value $0.0001 per share, which shares of Series X Convertible Preferred Stock were issued upon the closing of the merger between the Company and Catheter Precision, Inc. (the “Preferred Conversion Proposal” or “Proposal No. 3”).

FOR ☐ AGAINST ☐ ABSTAIN ☐
Proposal 4.

To ratify the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022, (the “Auditor Ratification Proposal” or “Proposal No. 4”).

FOR ☐ AGAINST ☐ ABSTAIN ☐
	Proposal 5.	To approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposal Nos. 1, 2, 3 and/or 4 the “Adjournment Proposal” or “Proposal No. 5”).

FOR  ☐        AGAINST  ☐         ABSTAIN  ☐

Date

Signature

Signature (if held jointly)

NOTE: This proxy should be marked, dated and signed by each stockholder exactly as such stockholder’s name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person.

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PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Table of Contents

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET Vote Your Proxy on the Internet: Go to www.FCRvote.com/RMEDSM Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	TELEPHONE Vote Your Proxy by Phone: Call [1-866-402-3905] Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage- paid envelope provided.